                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2)
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        Davis Variable Account Fund, Inc.
                (Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement., if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)  Title of each class of securities to which transaction applies:

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2)  Aggregate number of securities to which transaction applies:

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3)  Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)  Proposed maximum aggregate value of transaction:

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5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration

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    statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:

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2)  Form, Schedule or Registration Statement No.:

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3)  Filing Party:

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4)  Date Filed:

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CONTENTS

1.  Shareholder Message
2.  Questions and Answers
3.  Notice of Special Meeting
4.  Proxy Statement
5.  Appendices
      A:  Definitions of Some Terms used in this Proxy
      B:  Eligible Votes of Each  Fund
      C:  Shareholders owning over 5% of any Class
          And Nominees owning over 1% of any Class
      D:  Audit Committee Charter
      E: Officers of Davis Variable Account Fund, Inc., the Adviser, and the Sub-Adviser
      F:  New Advisory Agreements
      G:  New Sub-Advisory Agreements
      H: Dates that the Existing Advisory and Sub-Advisory Agreements were most recently submitted to shareholders.
      I: Other Investment Companies which Davis Selected Advisers serves as Investment Adviser
      J:  Proposed Fundamental Policies
      K:  Current Fundamental Policies for Each Fund

6.  Form of Proxy Card
7.  Financial Advisers Letter

SHAREHOLDER MESSAGE


DEAR SHAREHOLDER:

A special meeting of shareholders of all Davis Funds will take place on December 1, 2000, and we are asking for your participation.

You do not need to attend the meeting to participate. It is important that you take a few minutes to read the enclosed material and vote your shares. You can vote by Internet, by telephone or by mailing the enclosed proxy voting card(s) in the postage-paid envelope.

EVERY DAVIS FUND HAS FOUR PROPOSALS UP FOR A VOTE. SHAREHOLDERS OF ALL FUNDS ARE BEING ASKED TO:

1.  Elect a board of directors;
2. Re-approve advisory agreements with Davis Selected Advisers, L.P. and its subsidiary Davis Selected Advisers - NY, Inc.;
3. Approve proposals that are intended to help the funds increase their management efficiency by granting them additional investment flexibility; and
4.  Ratify the selection of KPMG LLP as independent accountants of the funds.

NONE OF THESE PROPOSALS WILL INCREASE FEES OR CHANGE THE PORTFOLIO MANAGER(S) FOR YOUR INVESTMENT(S).

The directors and I believe these proposals are in the best interests of the shareholders, and we recommend a vote FOR each of them.

No matter how many shares you own, your vote is important. A proxy solicitor, D.F. King & Co., has been retained to make follow-up phone calls as may be necessary on behalf of the funds. But your prompt response will help reduce proxy costs and will also mean that you can avoid receiving follow-up phone calls or mailings. Voting by Internet or phone lowers proxy costs even further.

All of us thank you for your attention to this important matter.

Sincerely,


Shelby M.C. Davis
Founder and Senior Research Adviser

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS


WHAT ARE SHAREHOLDERS VOTING ON?

Davis Variable Account Fund, Inc. is asking shareholders to vote on four proposals:

1. TO ELECT DIRECTORS. Shareholders of Davis Variable Account Fund, Inc., are being asked to elect or re-elect directors. Eight of the 11 directors are independent of the investment adviser.

2. TO RE-APPROVE ADVISORY AND SUB-ADVISORY AGREEMENTS. Shareholders of each series of Davis Variable Account Fund, Inc., are being asked to re-approve the advisory and sub-advisory agreements with Davis Selected Advisers, L.P., and its wholly owned subsidiary, Davis Selected Advisers - NY, Inc. The agreements are not being changed, fees are not being increased, and the same portfolio managers will be managing your investments.

3. TO CONSIDER AMENDING EACH FUND'S FUNDAMENTAL INVESTMENT POLICIES. The main reason for these proposed changes is to allow the Funds a greater degree of investment flexibility.

4. TO RATIFY DAVIS VARIABLE ACCOUNT FUND, INC.'S INDEPENDENT ACCOUNTANTS. Shareholders are being asked to ratify the directors' appointment of KPMG LLP as independent auditors.


MORE INFORMATION ABOUT THE PROPOSALS

The following tells you more about the proposals and explains the main reasons that the directors believe the proposals are in the best interests of shareholders.

WHAT ROLE DO THE DIRECTORS PLAY (PROPOSAL 1)?
The Board of Directors is responsible for protecting the interests of Davis Variable Account Fund, Inc.'s shareholders. The Directors meet regularly to review each Fund's activities, contractual arrangements and performance. Directors are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes such as those proposed in the proxy statement. In addition, the Directors review Fund performance, oversee Fund activities and review contractual arrangements with companies that provide services to the Funds.

WHY ARE SHAREHOLDERS BEING ASKED TO APPROVE ADVISORY AND
SUB-ADVISORY AGREEMENTS (PROPOSAL 2)?
Currently Venture Advisers, Inc. (an entity controlled by Shelby M.C. Davis), as general partner, controls Davis Selected Advisers, L.P. which provides investment advice and administrative services to each of the Funds. On December 31, 2000, Venture Advisers, Inc., proposes to transfer control of Davis Selected Advisers, L.P., to Davis Investments, LLC (an entity controlled by Christopher
C. Davis, son of Shelby M.C. Davis), which will become the new general partner of Davis Selected Advisers, L.P. This will be accomplished though the sale of 100 general partnership units from Venture Advisers, Inc., to Davis Investments, LLC. Venture Advisers, Inc., will continue to own approximately 44% of Davis Selected Advisers, L.P. The 1940 Act requires that directors and shareholders be asked to approve all advisory and sub-advisory agreements after a change in control such as this.

Neither the advisory nor the sub-advisory agreements are being changed, no new fees are being added and no fees are being increased. The same portfolio managers will continue to manage your investments. Shelby M.C. Davis will continue as Founder and Senior Research Adviser as described in the current prospectus.

WHAT ARE THE REASONS FOR THE PROPOSED CHANGES IN FUNDAMENTAL
POLICIES (PROPOSAL 3)?

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The Board of Directors believes the proposed changes in investment policies will benefit shareholders by allowing the Fund's portfolio managers to adapt more quickly to future changes in investment opportunities.

WHAT IS THE ROLE OF THE INDEPENDENT ACCOUNTANTS (PROPOSAL 4)?
The independent accountants act as Davis Variable Account Fund's auditors. They review the Fund's annual financial statements and provide other audit and tax-related services to the Fund.

HAVE THE DIRECTORS APPROVED EACH PROPOSAL?
Yes. The Directors have unanimously approved all of the proposals and recommend that you vote to approve them.

HOW MANY VOTES AM I ENTITLED TO CAST?
As a shareholder, you are entitled to one vote for each dollar of net asset value you own of any series of Davis Variable Account Fund, Inc. on the record date. The record date is September 8, 2000.


HOW TO VOTE YOUR SHARES

Voting your shares is easy and will only take a few minutes. You may use any of the following options and remember that VOTING BY INTERNET OR PHONE WILL HELP LOWER PROXY EXPENSES. For Internet and touch-tone telephone voting, you will need the 12-digit number(s) on your enclosed proxy voting card(s).

o   BY INTERNET: Go to www.proxyvote.com and follow the instructions.

o BY TOUCH-TONE PHONE: Call toll-free, 1-800-XXX-XXXX, and follow the recorded instructions.

o BY MAIL: Mark your votes on the enclosed proxy card(s), sign your name exactly as it appears on your latest account statement. Be sure to date, and mail your vote using the postage-paid envelope provided.

REMEMBER:  If you vote by Internet or phone, you should not mail in your proxy card(s).

ALSO NOTE: Regardless of the method of your vote, please make sure you vote all the enclosed proxy card(s).

If you have questions on any part of this document, please call our proxy solicitor, D.F. King, at 1-800-XXX-XXXX. A specially trained customer service representative will be pleased to assist you with any questions or instructions on how to vote your shares.

The information on these pages is only a summary. Before you vote, please read the following proxy statement.

It's important to vote as soon as you can.

NOTICE OF SPECIAL MEETING


To shareholders of Davis Variable Account Fund, Inc.: Notice is hereby given that a special meeting of shareholders of Davis Value Portfolio, Davis Financial Portfolio, and Davis Real Estate Portfolio will be held at 3480 East Britannia Drive, Tucson, Arizona 85706, on December 1, 2000, beginning at 11 a.m. Pacific Time for the following purposes:

1. To elect directors to hold office until their successors are duly elected and qualified;
2. To re-approve the advisory and sub-advisory agreements with Davis Selected Advisers, L.P. and its wholly owned subsidiary, Davis Selected Advisers - NY, Inc.;
3.  To amend each Fund's fundamental investment policies; and
4.  To ratify the selection of KPMG LLP as independent accountants.

The close of business on September 8, 2000, was fixed as the record date for determining which shareholders are entitled to notice of the meeting and any adjournments thereof and are entitled to vote.

By order of the Board of Directors,



THOMAS TAYS
Secretary
September 29, 2000

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                                 PROXY STATEMENT

              PROXY STATEMENT FOR SPECIAL MEETINGS OF SHAREHOLDERS
                   OF THE FUNDS TO BE HELD ON DECEMBER 1, 2000

                       DAVIS VARIABLE ACCOUNT FUNDS, INC.
                        2949 EAST ELVIRA ROAD, SUITE 101
                              TUCSON, ARIZONA 85706

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INTRODUCTION


PURPOSE OF THIS DOCUMENT

This proxy statement is being furnished to shareholders of Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio in connection with the solicitation of proxies by and on behalf of the Board of Directors for use at each Fund's meeting. The meetings will be held at 3480 East Britannia Drive, Tucson, Arizona 85706, on December 1, 2000, beginning at 11 a.m. Pacific Time. This proxy statement is first being mailed to shareholders on or about September 29, 2000. Appendix A defines some of the terms used in this proxy.


WHO MAY VOTE

The Board of Directors has fixed the record date as the close of business on September 8, 2000. Only holders of shares of the Funds at the close of business on the record date are entitled to notice of and to vote at, the meetings.

The Funds' shares are not offered directly to the public, but are sold exclusively to insurance companies as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the insurance companies. Legally, the insurance companies own the shares and will vote them. This Proxy is soliciting voting instructions from investors in the insurance companies' separate accounts.

The holder of each full share of a Fund outstanding as of the close of business on the record date is entitled to one vote for each dollar of net asset value and each fractional share is entitled to a proportionate share of one vote upon each matter properly submitted to the meetings. Appendix B shows the eligible votes of each Fund. "Eligible Vote" is defined in Appendix A.


HOW TO VOTE

Shareholders are requested to vote by Internet, phone or by returning the enclosed proxy cards. Voting by Internet costs the Fund less than if you vote by telephone or mail. Depending on the number of Funds for which you are a shareholder and the number of accounts you have, you may receive more than one proxy card.

If you vote by mail, complete, date, sign and promptly return the enclosed proxy cards in the accompanying envelope. If you properly execute and return your proxy cards prior to the meeting, the insurance company will vote your shares in accordance with the instructions marked on the proxy cards. If no instructions are marked on the proxy cards, the proxies will be voted FOR the proposals described in this proxy statement.

The Directors do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment. If you object to our voting other matters on your behalf, please tell us so in writing before the meeting.

You may revoke your proxy at any time prior to its exercise by voting in person at the meeting or by submitting, before the meeting, written notice of revocation or a later-dated proxy.


QUORUM AND VOTING REQUIREMENTS

Each Fund will vote on all four proposals. In order to take action on any proposal (or element of a proposal), a "quorum" or a majority of the votes entitled to be cast on that proposal must be represented in person or by proxy.

The insurance companies will vote the shares which they own in separate accounts in accordance with shareholder voting instructions. If some shareholders do not vote, the insurance companies may vote their shares in the same proportion as instructions which the insurance companies receive from shareholders who do provide voting instructions.

PROPOSAL 1:
The eleven nominees for the board of directors who receive the highest number of votes will be elected directors. Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio are authorized series of a single corporation, Davis Variable Account Fund, Inc., and together will elect a single board of directors.

PROPOSAL 2:
The new advisory and sub-advisory agreements with Davis Selected Advisers, L.P., and its wholly owned subsidiary, Davis Selected Advisers - NY, Inc., requires approval of a majority of eligible votes of each Fund as defined by the 1940 Act. A majority of eligible votes of a Fund is the affirmative vote of the lesser of (i) 67% of such votes if the holders of more than 50% of the total eligible votes of the Fund are represented at the meeting, or (ii) more than 50% of the total eligible votes of the Fund.

PROPOSAL 3:
The amendment of each fundamental investment policy for each Fund requires the favorable vote of a majority of the eligible vote of a Fund as defined by the 1940 Act (see description of vote under Proposal 2 above).

PROPOSAL 4:
To ratify the selection of KPMG LLP as independent accountants the proposal must receive the affirmative vote of the holders of a majority of the votes represented at the meeting.

OTHER VOTING-RELATED ISSUES

If a quorum is not present at a meeting, or if sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of such meeting to permit further solicitation of proxies. Any adjournment(s) of a meeting will require the approval of a majority of the votes of the Funds represented at the meeting.

A shareholder vote may be taken on any other matter to come properly before the meeting prior to such adjournment(s) if sufficient votes to approve such matters have been received and such vote is otherwise appropriate. The Board of Directors does not presently know of any matter to be considered at the meeting other than the matters described in the Notice of Special Meeting accompanying this proxy statement.

Abstentions will be counted as present for purposes of determining the presence of a quorum, but will have no effect on the election of directors (Proposal 1) and will not be counted as votes FOR Proposals 2 through 4. Accordingly, abstentions will have the effect of a vote AGAINST Proposals 2 through 4.


SOLICITATION OF PROXIES

Each Fund has retained D.F. King & Co., Inc., a proxy solicitation firm, to assist in the solicitation of proxies. The cost of these services will depend upon the amount and types of services rendered. The Adviser has agreed to pay 75% of the expenses of holding the special meeting of shareholders, including solicitation of proxies and the Funds will pay 25% of the expenses. Each Fund will bear its pro rata share of costs of solicitation and expenses incurred in connection with preparing this proxy statement, including the cost of retaining a proxy solicitation firm. The Adviser and the Funds also will reimburse certain parties for their expenses in forwarding proxy materials to beneficial owners of Fund shares.

In addition to the solicitation of proxies by mail, officers of Davis Variable Account Fund, Inc., and of the Adviser may also solicit proxies electronically, by telephone, by fax, in person or by other means.

Additional information about the Funds and their operations may be found throughout the proxy statement.

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                           IMPORTANT SERVICE PROVIDERS
                         -------------------------------

ADVISER. Davis Selected Advisers, L.P.
SUB-ADVISER. Davis Selected Advisers - NY, Inc.
PRINCIPAL UNDERWRITER. Davis Distributors, LLC
INDEPENDENT ACCOUNTANTS. KPMG LLC
COUNSEL. D'Ancona & Pflaum
CUSTODIAN. State Street Bank
TRANSFER AGENT. Boston Financial Data Services

The address for Davis Selected Advisers, L.P., and Davis Distributors, LLC, is:
2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. The address for Davis Selected Advisers - NY, Inc., is: 609 Fifth Avenue, New York, New York 10017.
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SHAREHOLDER REPORTS

Each Fund will furnish, without charge, a copy of its most recent Annual Report and Semiannual Report, to any shareholder upon request. Shareholders desiring a copy of such reports should direct all written requests to the Davis Funds, P.O. Box 8406, Boston, Massachusetts 02266-8406, or should call Davis Funds at 1-800-279-0279.

SUBMISSION OF SHAREHOLDER PROPOSALS

Davis Variable Account Fund, Inc., is not required to hold annual shareholders' meetings and does not intend to do so.

Davis Variable Account Fund, Inc., may hold special meetings as required or as deemed desirable by its Board of Directors for other purposes, such as changing fundamental policies, electing or removing directors, or approving or amending an investment advisory agreement. In addition, special shareholder meetings may be called for upon the written request of shareholders having at least 25% of the eligible votes which could be cast at the meeting.

Shareholders wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting should send their written submissions to Davis Variable Account Fund, Inc., at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

Proposals must be received a reasonable time in advance of a proxy solicitation to be included. Submission of a proposal does not guarantee inclusion in a proxy statement because the proposal must comply with certain federal securities regulations.

NOTICE TO BANKS, BROKERS-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES WHICH HOLD SHARES OF INSURANCE COMPANY SEPARATE ACCOUNTS OWNING SHARES OF THE FUNDS

Please advise Davis Variable Account Fund, Inc., in writing whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statements, other soliciting material and Annual Reports (or Semiannual Reports) you wish to receive in order to supply copies to the beneficial owners of shares. Write in care of Davis Variable Account Fund, Inc., P.O. Box 8406, Boston, Massachusetts 02266-8406.

PROPOSAL 1:
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ELECTION OF DIRECTORS


It is proposed that shareholders of Davis Variable Account Fund, Inc., elect eleven (11) nominees to serve as directors, each to hold office until a successor is elected and qualified. All eleven of the nominees currently serve as directors and it is proposed that they be reelected. The persons named in the accompanying proxies intend to vote for the election of the persons listed below unless shareholders indicate on their proxy cards their desire to withhold authority to vote for elections to office.

Each nominee has consented to being named in this proxy statement and has agreed to serve as a director if elected. The Board of Directors does not know of any reason why any nominee would be unable or unwilling to serve as a director, but if any nominee should become unable to serve prior to the meeting, the proxy holders reserve the right to vote for another person of their choice as nominee or nominees. Appendix C lists all shareholders that owned 5% or more of a Fund and any nominees which owned more than 1% in any Fund. Davis Variable Account Fund, Inc., has no knowledge as to whether any nominee has the right to acquire beneficial ownership of shares of any Fund.

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                         INFORMATION ABOUT THE NOMINEES

This table shows basic information about each nominee. Each nominee currently serves as a Director of Davis Variable Account Fund, Inc. For purposes of their duties as directors, the address of each individual listed below is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. Eight of the eleven (11) nominees are Independent Directors (that is, they are not "interested persons" as defined in the 1940 Act). The interested directors are indicated by footnote below.

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   NAME/BIRTHDATE            DIRECTOR SINCE                            PRINCIPAL OCCUPATION
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
WESLEY E. BASS, JR.          June 15, 1999             Director of Davis Variable Account Fund, Inc.,
August 21, 1931                                        Davis New York Venture Fund, Inc., and Davis
                                                       Series, Inc.; President, Bass & Associates (a
                                                       financial consulting firm); formerly First Deputy
                                                       City Treasurer, City of Chicago and Executive Vice
                                                       President, Chicago Title and Trust Company.

JEREMY H. BIGGS(1)           June 15, 1999             Director and Chairman of Davis Variable Account Fund,
August 16, 1935                                        Inc., Davis New York Venture Fund, Inc., Davis
                                                       Series, Inc., and Davis International Series, Inc.;
                                                       Consultant to the Adviser; Director of the Van Eck
                                                       Chubb Funds; Vice Chairman, Head of Equity Research
                                                       Department, Chairman of the U.S. Investment Policy
                                                       Committee and member of the International Investment
                                                       Committee of Fiduciary Trust Company International.

MARC P. BLUM                 June 15, 1999             Director of Davis Variable Account Fund, Inc., Davis
September 9, 1942                                      New York Venture Fund, Inc., and Davis Series, Inc.,
                                                       Chief Executive Officer, World Total Return Fund,
                                                       LLP; of Counsel to Gordon, Feinblatt, Rothman,
                                                       Hoffberger and Hollander, LLC (attorneys); Director,
                                                       Mid-Atlantic Realty Trust.

                                                     5

ANDREW A. DAVIS(2)           June 15, 1999             Director of Davis Variable Account Fund, Inc., Davis
June 25, 1963                                          New York Venture Fund, Inc., and Davis Series, Inc.;
                                                       Director and Vice President of each of the Selected
                                                       Funds; Director and President, Venture Advisers,
                                                       Inc.; Director and Vice President, Davis Selected
                                                       Advisers-NY, Inc.

CHRISTOPHER C. DAVIS(2)      June 15, 1999             Director and Chief Executive Officer, President or
July 13, 1965                                          Vice President of Davis Variable Account Fund, Inc.,
                                                       Davis New York Venture Fund, Inc., Davis Series,
                                                       Inc., and Davis International Series, Inc.; Director
                                                       and President of each of the Selected Funds;
                                                       Director, Vice Chairman, Venture Advisers, Inc.;
                                                       Director and Chief Executive Officer of Davis
                                                       Investments, LLC, Director Chairman, Chief Executive
                                                       Officer, Davis Selected Advisers-NY, Inc.; Chairman
                                                       and Director, Shelby Cullom Davis Financial
                                                       Consultants, Inc.; Employee of Shelby Cullom Davis &
                                                       Co., a registered broker/dealer; Director, Kings Bay
                                                       Ltd., an offshore investment management company.

JERRY D. GEIST               June 15, 1999             Director of Davis Variable Account Fund, Inc., Davis
May 23, 1934                                           New York Venture Fund, Inc., and Davis Series, Inc.;
                                                       Chairman, Santa Fe Center; Chairman, Energy &
                                                       Technology Company, Ltd., Director, CH2M-Hill, Inc.;
                                                       Member, Investment Committee for Microgeneration
                                                       Technology Fund, UTECH Funds; Retired Chairman and
                                                       President, Public Service Company of New Mexico.

D. JAMES GUZY                June 15, 1999             Director of Davis Variable Account Fund, Inc.,
March 7, 1936                                          Davis New York Venture Fund, Inc., and Davis
                                                       Series, Inc.; Chairman, PLX Technology, Inc. (a
                                                       manufacturer of semi-conductor circuits); Director,
                                                       Intel Corp. (a manufacturer of semi-conductor
                                                       circuits), Cirrus Logic Corp. (a manufacturer of
                                                       semi-conductor circuits), Alliance Technology Fund
                                                       (a mutual fund); Micro Component Technology, Inc.;
                                                       and Novellus Systems, Inc. (a manufacturer of
                                                       semi-conductor equipment).

G. BERNARD HAMILTON          June 15, 1999             Director of Davis Variable Account Fund, Inc.,
March 18, 1937                                         Davis New York Venture Fund, Inc., Davis Series,
                                                       Inc., and Davis International Series, Inc.;
                                                       Managing General Partner, Avanti Partners, L.P.

LAURENCE W. LEVINE           June 15, 1999             Director of Davis Variable Account Fund, Inc., Davis
April 9, 1931                                          New York Venture Fund, Inc., and Davis Series, Inc.;
                                                       Partner, Bigham, Englar, Jones and Houston
                                                       (attorneys); United States Counsel to Aerolineas
                                                       Argentia; United States Counsel to Banco de la Ciudad
                                                       de Buenos Aires; Director, various private companies.

                                                     6

CHRISTAIN R. SONNE           June 15, 1999             Director of Davis Variable Account Fund, Inc., Davis
May 6, 1936                                            New York Venture Fund, Inc., and Davis Series, Inc.;
                                                       General Partner of Tuxedo Park Associates (a land
                                                       holding and development firm); President and Chief
                                                       Executive Officer of Mulford Securities Corporation
                                                       (a private investment fund) until 1990; formerly Vice
                                                       President of Goldman Sachs & Co.

MARSHA WILLIAMS              June 15, 1999             Director of Davis Variable Account Fund, Inc., Davis
March 28, 1951                                         New York Venture Fund, Inc., and Davis Series, Inc.;
                                                       Director of each of the Selected Funds; Chief
                                                       Administrative Officer of Crate & Barrel; Director,
                                                       Modine Manufacturing, Inc.; Director, Chicago Bridge
                                                       & Iron Company, M.V.; former Vice President and
                                                       Treasurer, Amoco Corporation.

(1) Jeremy H. Biggs, Jr. is an indirect owner of the Adviser and Principal Underwriter and an "interested person" of the Funds as defined in the 1940 Act.

(2) Andrew A. Davis and Christopher C. Davis are both owners and officers of the Adviser and indirect owners of the Principal Underwriter and "interested persons" of the Funds as defined in the 1940 Act.
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DIRECTOR ACTIVITIES AND COMPENSATION

MEETINGS AND COMMITTEES. Davis Variable Account Fund, Inc., was formed in June 1999. The Board of Directors met three times in person during calendar year 1999 and have met in person three times through September 2000 with a total of four in-person meetings scheduled in the year 2000. In each year, each Director attended at least 75% of those meetings.

Davis Variable Account Fund, Inc., has an Audit Committee, which is comprised entirely of Independent Directors (Marc P. Blum, Chair, Marsha Williams, Vice Chair, Wesley E. Bass, Jr., D. James Guzy, Laurence W. Levine and Christian R. Sonne). The Audit Committee reviews financial statements and other audit-related matters for all the Funds. The Audit Committee holds discussions with management and with the Independent Auditors, including the scope of the audit and the Auditor's independence. The Audit Committee meets at least quarterly and, if necessary, more frequently. The Audit Committee met three times during 1999, and each member attended at least 75% of those meetings. The Audit Committee has a written charter, attached as Appendix D.

Davis Variable Account Fund, Inc., also has a Nominating Committee, which is comprised entirely of Independent Directors (Jerry D. Geist, Chair, Marc P. Blum, D. James Guzy, G. Bernard Hamilton and Christian R. Sonne), which meets as often as deemed appropriate by the Nominating Committee. The Nominating Committee met once during 1999. The Nominating Committee reviews and nominates persons to serve as members of the Board of Directors, reviews and makes recommendations concerning the compensation of the Independent Directors and the chair of the Nominating Committee also serves as the Lead Independent Director. The Nominating Committee does not ordinarily consider nominees recommended by shareholders. However, shareholders may propose nominees by writing to the Nominating Committee, in care of the secretary of the Funds, at 2949 East Elvira, Suite 101, Tucson, Arizona 85706.

COMPENSATION OF DIRECTORS, OFFICERS AND OTHERS. Directors and officers of the Funds who are also "interested persons" of Davis Variable Account Fund, Inc., receive no compensation from the Funds. Each Independent Director currently receives an aggregate quarterly fee of $9,450 from Davis New York Venture Fund, Inc., Davis Series, Inc., and Davis Variable Account Fund, Inc., and an additional aggregate of $4,050 from the same Funds for each regular meeting of the Board of Directors and is reimbursed for all reasonable out-of-pocket expenses. Each Fund pays a proportional portion of the fees depending upon their relative net assets. The Chairman of the Audit Committee also receives an additional $900 per meeting. The Vice Chairman of the Audit Committee also receives an additional $450 per meeting. The compensation paid to each Director is shown in the table below.

The Funds have no bonus, pension, profit sharing or retirement plans.

--------------------------------------------------------------------------------
                             AGGREGATE COMPENSATION

                             DAVIS VARIABLE ACCOUNT     TOTAL COMPENSATION FROM
    NAME/POSITION                  FUND, INC. *             THE FUND COMPLEX
--------------------------------------------------------------------------------
WESLEY E. BASS, JR.                  $xx                           $xx
Director

JEREMY H. BIGGS                      $0.00                         $0.00
Director

MARC P. BLUM
Director

ANDREW A. DAVIS                      $0.00                         $0.00
Director

CHRISTOPHER C. DAVIS                 $0.00                         $0.00
Director

JERRY D. GEIST
Director

D. JAMES GUZY
Director

G. BERNARD HAMILTON
Director

LAURENCE W. LEVINE
Director

CHRISTIAN R. SONNE
Director

MARSHA WILLIAMS
Director

*    Davis Variable Account Fund, Inc., includes Davis Value Portfolio, Davis
     Financial Portfolio and Davis Real Estate Portfolio. Amounts are for the
     fiscal year ended December 31, 1999.
--------------------------------------------------------------------------------

The Board of Directors recommends that you vote FOR each nominee.

PROPOSAL 2:
--------------------------------------------------------------------------------
TO APPROVE OF THE NEW ADVISORY AND SUB-ADVISORY AGREEMENTS WITH DAVIS SELECTED ADVISERS, L.P., AND ITS WHOLLY OWNED SUBSIDIARY, DAVIS SELECTED ADVISERS - NY, INC.


The Board of Directors, including the Independent Directors, has approved and recommends that shareholders of Davis Variable Account Fund, Inc., approve the New Advisory and Sub-Advisory Agreements with Davis Selected Advisers, L.P. ("Adviser") and its wholly owned subsidiary, Davis Selected Advisers - NY, Inc. ("Sub-Adviser"). The agreements are not being materially changed, fees are not being increased and the same portfolio managers will continue managing your investments.

PROPOSED CHANGE IN CONTROL. Currently Venture Advisers, Inc. (an entity controlled by Shelby M.C. Davis), as general partner, controls the Adviser that provides investment advice and administrative services to each of the Funds. Venture Advisers, Inc., proposes to transfer control of the Adviser to Davis Investments, LLC, on December 31, 2000. Davis Investments, LLC,. is controlled by Christopher C. Davis, son of Shelby M.C. Davis. Davis Investments, LLC, will become the new general partner of the Adviser. Venture Advisers, Inc., and Davis Investments, LLC, both have the same business address as the Adviser. Shelby M.C. Davis will continue as Senior Research Adviser and Founder as described in the current prospectuses of each Fund. The change in control may be deemed an assignment of the Existing Advisory and Sub-Advisory Agreements currently in effect for purposes of Section 15(a) of the 1940 Act, which automatically terminates such agreements.

Venture Advisers, Inc., currently controls the Adviser by owning all of the general partnership units issued by the Adviser. Venture Advisers, Inc., proposes to transfer one hundred general partnership units to Davis Investments, LLC. Immediately thereafter Venture Advisers, Inc., would convert its remaining general partnership units into limited partnership units. Venture Advisers, Inc., would continue to own approximately 44% of the economic value of the Adviser as a limited partner. Davis Investments, LLC, would then own all of the general partnership units issued by the Adviser, be the general partner and thereby control the Adviser. Davis Investments, LLC, will pay approximately $11,000 to Venture Advisers, Inc., as consideration for purchasing general partnership units.

Christopher Davis is the vice chairman and a director of Venture Advisers, Inc., Christopher Davis is also chairman, director and chief executive officer of Davis Investments, LLC. Christopher Davis serves as a portfolio manager of Davis Value Portfolio and Davis Financial Portfolio. Christopher Davis would continue to serve as portfolio manager after the change in control. The officers of Davis Variable Account Fund, Inc., the Adviser and the Sub-Adviser will not change as a result of the change in control. Officers are listed in Appendix E.

The change in control may be deemed an assignment of the Existing Advisory and Sub-Advisory Agreements currently in effect for purposes of Section 15(a) of the 1940 Act, which automatically terminates such agreements. Therefore the New Advisory and Sub-Advisory Agreements are being submitted to the shareholders of each Fund for their approval at this time. If such approvals are not obtained, the change in control will be delayed and the Existing Advisory and Sub-Advisory Agreements will remain in full force and effect.

TERMS OF THE NEW ADVISORY AGREEMENT. Shareholders are being asked to approve the New Advisory Agreement without material change from the Existing Advisory Agreements. The following discussion of the New Advisory Agreement is qualified in its entirety by reference to the form of the New Advisory Agreement set forth in Appendix F.

As under the Existing Advisory Agreement, the New Advisory Agreement provide that the Adviser, subject to the general supervision of the Board of Directors, will provide management and investment advice and will furnish statistical, executive and clerical personnel, bookkeeping, office space and equipment necessary to carry out its investment advisory functions and such corporate managerial duties as are requested by the Board of Directors. The Funds pay for all expenses of their operations not specifically assumed by the Adviser. The Board of Directors may arrange for the Adviser to perform any of the corporate management services necessary or advisable for the operations of the Funds or contract with another person to perform them. In the absence of willful misfeasance, bad faith or gross negligence or reckless disregard of its obligations and duties, the Adviser will not be subject to liability to the Funds or any shareholder of the Funds for any act or omission in the course of, or in connection with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

TERMS OF THE NEW SUB-ADVISORY AGREEMENT. Shareholders are being asked to approve the New Sub-Advisory Agreement without material change from the Existing Sub-Advisory Agreement. The following discussion of the New Sub-Advisory Agreement is qualified in its entirety by reference to the form of the New Sub-Advisory Agreement set forth in Appendix G. The Adviser, not the Funds, pays for the Sub-Adviser's services.

As under the Existing Sub-Advisory Agreement, Davis Selected Advisers - NY, Inc. ("Sub-Adviser"), a wholly owned subsidiary of the Adviser, located at 609 Fifth Avenue, New York, New York 10017, agrees to perform research and portfolio management functions for the Funds on behalf of the Adviser.

The Sub-Adviser performs research and portfolio management services as requested by the Adviser. The Sub-Adviser is responsible for complying with stated policies and applicable laws, including compliance with the Adviser's Code of Ethics. As payment for its services, the Adviser pays the Sub-Adviser's reasonable direct and indirect costs associated with the maintenance of an office and the performance of the terms of the Agreement and, in addition, an agreed profit margin. All the fees paid to the Sub-Adviser are paid by the Adviser and not the Funds. The fees paid by the Funds will not be effected by the New Sub-Advisory Agreement.

The Adviser and the Board of Directors believe the New Sub-Advisory Agreement are advantageous to the Funds because they enable the Adviser, through the Sub-Adviser, to continue to attract additional, experienced personnel to perform services on behalf of the Funds but who desire to remain in the vicinity of New York City.

The last time the Existing Advisory and Sub-Advisory Agreement were last presented to shareholders for approval was June 15, 1999, for initial approval of the agreements.

ADVISORY FEES. No new fees are being added and no fees are being increased. The advisory fee is calculated and paid monthly and is normally expressed as an annual percentage of each Fund's average net assets.

Each of the Funds pays the Adviser a fee at the annual rate of 0.75% of average daily net assets. These fees may be higher than those of most other mutual funds, but are not necessarily higher than those paid by funds with similar objectives. Under the Sub-Advisory Agreement, the Adviser pays all of the Sub-Adviser's direct and indirect costs of operations. The Adviser and not the Funds pay all of the fees paid to the Sub-Adviser. For the fiscal year ended December 31, 1999, each Fund paid the Adviser an advisory fee equal to an annual rate of 0.75% of its daily average net assets.

Appendix H lists other investment companies with investment objectives similar to the Funds which the Adviser serves as investment adviser. The Adviser also serves as sub-adviser to other investment companies with similar investment objectives. As sub-adviser, the Adviser is not responsible for managing the investment companies or supervising other service providers and the negotiated fees reflect this fact.

ADMINISTRATIVE FEES, REGISTRATION FEES AND SHAREHOLDER SERVICES FEES.

Pursuant to the Advisory Agreement, the Adviser, subject to the general supervision of the Funds' Board of Directors, provides advisory services, which are described above. The Funds bear all expenses other than those specifically assumed by the Adviser under the Advisory Agreement, including preparation of its tax returns, financial reports to regulatory authorities, dividend determinations, transaction and accounting matters related to its custodian bank, transfer agency, custodial and shareholder services and qualification of its shares under federal and state securities laws. Each Fund reimburses the Adviser for providing certain services including accounting and administrative services, qualifying shares for sale with state agencies and shareholder services. During fiscal year ended June 30, 2000, Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio reimbursed the Adviser a total of $xx, $xx and $xx for accounting and administrative services, qualifying shares for sale with state agencies and shareholder services, respectively. These services will not be affected by the approval or disapproval of Proposal 2.

PORTFOLIO TRANSACTIONS. Shelby Cullom Davis & Co. ("SCD") is a broker-dealer who may be considered an affiliated person of the Adviser because it is also controlled by Davis family members. SCD executes certain brokerage transactions for the Funds. The Adviser follows procedures designed to ensure that the commissions paid to SCD are equal to or less than those paid to other brokers in connection with comparable transactions involving similar securities and that the commissions charged the Funds by SCD do not exceed commissions charged to other clients in connection with comparable transactions involving similar securities. The Funds paid the following commissions to SCD during their fiscal year ended December 31, 1999:

                                             Dollar              % of Total
         Fund Name                           Amount              Commissions
         ---------                           ------              -----------
         Davis Value Portfolio                 $xx                   xx%
         Davis Financial Portfolio             $xx                   xx%
         Davis Real Estate Portfolio           $xx                   xx%

EFFECTIVE DATE AND TERMINATION OF THE NEW ADVISORY AND SUB-ADVISORY AGREEMENTS. If approved by shareholders, the New Advisory and Sub-Advisory Agreements will take effect immediately upon the change in control and will remain in effect through December 31, 2002, and thereafter, but only as long as their continuance is approved at least annually by: (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Directors, and (ii) the vote of either a majority of the Directors or a majority of the outstanding shares of the Fund. If the New Advisory and Sub-Advisory Agreements are not approved, the change in control described above will be delayed while other options are considered. If Proposal 2 is not approved, the Existing Advisory and Sub-Advisory Agreements will continue in effect through June 15, 2001, and thereafter only as long as their continuance is approved at least annually as described above.


MATTERS CONSIDERED BY THE BOARD

On March 20, 2000, the Board of Directors, including all of the Independent Directors approved of the Existing Advisory and Sub-Advisory Agreements without any material changes. At that meeting the Independent Directors were notified of the proposed change in control.

On June 13, 2000, the Board of Directors, including all of the Independent Directors approved the New Advisory and Sub-Advisory Agreements following the change in control and called for a meeting of shareholders to approve the New Advisory and Sub-Advisory Agreements following the change in control.

In their March 20, 2000, meeting, the Independent Directors reviewed materials specifically relating to the Existing Advisory and Sub-Advisory Agreements. These materials included: (i) information on the investment performance of each Fund compared against a peer group of funds, (ii) sales and redemption data in respect of each Fund, (iii) information concerning the expenses of each Fund compared against a peer group of funds, and (iv) The Adviser's and Sub-Adviser's operations and financial condition. The Directors, including the Independent Directors, regularly review, among other issues: (i) arrangements in respect of the distribution of Fund's shares, (ii) the allocation of each Fund's brokerage, if any, including allocations to brokers affiliated with the Adviser and the use of "soft" commission dollars to pay Fund expenses and to pay for research and other similar services, (iii) the Adviser's management of the relationships with the Funds' third party providers, including custodian and transfer agents, (iv) the resources devoted to and the record of compliance with the Funds' investment policies and restrictions and with policies on personal securities transactions, and (v) the nature, cost and character of non-investment management services provided by the Adviser and its affiliates.

In their June 13, 2000, meeting, the Independent Directors considered the New Advisory and Sub-Advisory Agreements required because of the proposed change in control including: (i) the Adviser and Sub-Adviser do not anticipate any material changes in their operations as a result of the proposed change in control, (ii) each of the Funds would continue to be managed by the same portfolio managers, (iii) Shelby M.C. Davis will continue as Senior Research Adviser and Founder as described in the current prospectuses of each Fund, (iv) the Adviser's and Sub-Adviser's senior management will not change as a result of the change in control and (v) the Advisory and Sub-Advisory Agreements will be materially unchanged, including no new fees and no increase in fees.

CONCLUSION. In considering the Existing Advisory and Sub-Advisory Agreements in the March meetings and the New Advisory and Sub-Advisory Agreements in June, the Board of Directors and the Independent Directors did not identify any single factor as all-important or controlling. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Directors and Independent Directors concluded that the New Advisory and Sub-Advisory Agreements are fair and reasonable and that they should be approved without material change following the change in control.

The Board of Directors, including the Independent Directors, voted to approve the submission of the New Advisory and Sub-Advisory Agreements to shareholders of the Funds and recommends that shareholders vote FOR Proposal 2.

PROPOSAL 3:
--------------------------------------------------------------------------------
ELIMINATING OR AMENDING FUNDAMENTAL
INVESTMENT POLICIES AND RESTRICTIONS


BACKGROUND

Each Fund operates in accordance with the investment objectives, policies and restrictions described in its prospectus and Statement of Additional Information.

The Funds generally classify their investment policies as either "fundamental" or "non-fundamental." A fundamental policy may be changed only by shareholder vote, while non-fundamental policies may be changed by vote of a Fund's Board of Directors. The 1940 Act requires mutual funds to classify only certain policies as fundamental. With this proposal, the Funds seek to modernize their fundamental policies and gain greater investment flexibility by adopting a set of uniform fundamental investment policies. A copy of the proposed uniform fundamental investment policies is included in Appendix I.

The Funds were organized in June of 1999 and their fundamental investment policies have not limited the Adviser's investment strategies. Thus, most of the proposed changes will not result in any material change in the Adviser's investment strategies. The only exception is Proposal 3A, which would allow Davis Real Estate Portfolio to make more concentrated investments in the Adviser's favorite companies.

The Adviser recently performed a comprehensive review of the fundamental and non-fundamental policies of all mutual funds that it manages. Based on the recommendations of the Adviser, the Board of Directors has approved policy revisions that would allow the Adviser greater flexibility to respond to a changing investment environment, subject to the supervision of the Board of Directors and consistent with legal requirements, including published SEC staff positions. The Adviser believes that the proposed changes will enhance its ability to manage the Funds' investment portfolios.

If each element of Proposal 3 is approved, each of the Funds will have a uniform set of fundamental policies, except for diversification and concentration policies, as described below. Each of the Funds also has a number of non-fundamental policies that the Board of Directors can change or eliminate without the expense and delay of holding a shareholder meeting. After the results of the shareholders meetings are known, the Board of Directors will consider which non-fundamental policies should be added, changed or eliminated.

Each proposed change to a Fund's fundamental policies recommended by the Board of Directors is discussed in detail below. The exact language of each fundamental policy is presented, often followed by further discussion of the policy. If approved, the fundamental policy could not be changed again without a shareholder vote. The discussion following the fundamental policy could be changed by the Board of Directors without a shareholder vote to reflect changes in the governing law. In order to help you understand the proposed changes, we have attached Appendixes I and J to this proxy statement. Appendix I shows the proposed uniform fundamental polices that each of the Funds would adopt. Appendix J shows each Fund's current fundamental policies proposed to be replaced by new fundamental policies or eliminated.

VOTING REQUIREMENTS

Approval of each element of Proposal 3 requires the favorable vote of a majority of the eligible votes of a Fund as defined by the 1940 Act. Proposal 3 is separated into elements specific to each type of fundamental policy involved, e.g., diversification, borrowing and concentration. YOU MAY VOTE FOR THE ELEMENTS OF PROPOSAL 3 APPLICABLE TO YOUR FUND EITHER AS A GROUP OR BY EACH ELEMENT. If you vote on the elements of Proposal 3 as a group, a Fund will record your votes as having been cast FOR or AGAINST, according to your vote, each applicable element within the proposal. Alternatively, you may vote separately for or against each element of Proposal 3. If you return a proxy card with a vote on the entire proposal as a group and separate votes on specific elements of the proposal, your vote on the entire proposal as a group will control and be recorded as your intended vote.

If shareholders of a Fund approve some, but not all, elements of Proposal 3, the Fund will have a combination of certain current fundamental policies and certain new fundamental policies. The Funds intend to implement new policies after the meeting, as soon as practicable.

The Board of Directors recommends that you vote FOR Proposal 3 and all its elements.


PROPOSAL 3A:
--------------------------------------------------------------------------------
PROPOSAL TO AMEND FUNDAMENTAL POLICIES REGARDING DIVERSIFICATION

Although the Funds do not currently have a fundamental policy concerning diversification, each of the Funds is currently diversified. If this element of Proposal 3 is adopted Davis Value Portfolio and Davis Financial Portfolio would each adopt the proposed uniform fundamental policy regarding diversification, but this would not result in a material change in their fundamental policies regarding diversification.

This element of Proposal 3 would give Davis Real Estate Portfolio greater investment flexibility by permitting the Fund to acquire larger positions in the securities of individual companies. The Adviser believes that this increased flexibility may provide opportunities to enhance investment performance. At the same time, investing a larger percentage of a Fund's assets in a single issuer's securities increases the Fund's exposure to risks associated with that issuer's financial condition and business operations. The Adviser will use the increased flexibility to invest more than 5% of a Fund's total assets in an issuer's securities only when it believes the securities potential return justifies accepting the risks associated with the higher level of investment.

Appendix J shows each Fund's current fundamental policy.

THE NEW FUNDAMENTAL POLICY ON DIVERSIFICATION FOR DAVIS VALUE PORTFOLIO AND DAVIS FINANCIAL PORTFOLIO WOULD BE:

Diversification:
The Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

Further Explanation of Diversification Policy:
To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the United States ("U.S.") government or its agencies or instrumentalities.

THE NEW FUNDAMENTAL POLICY ON DIVERSIFICATION FOR DAVIS REAL ESTATE PORTFOLIO WOULD BE:

Diversification:
The Fund is not required to diversify its investments.

Further Explanation of Diversification Policy:
The Fund intends to remain classified as a regulated investment company under the Internal Revenue Code. This requires the Fund to conform with the following: at the end of each quarter of the taxable year, at least 50% of the value of the Fund's total assets must be represented by: cash and cash items; U.S. government securities; securities of other regulated investment companies and "other securities". For this purpose, "other securities" does not include investments in the securities of any one issuer that represent more than 5% of the value of the Fund's total assets or more than 10% of the issuer's outstanding voting securities.


PROPOSAL 3B:
--------------------------------------------------------------------------------
PROPOSAL TO AMEND FUNDAMENTAL POLICIES REGARDING CONCENTRATION

Davis Financial Portfolio and Davis Real Estate Portfolio both concentrate their investments in specific industries. Davis Value Portfolio is prohibited from investing 25% or more of its assets in companies considered to be in a single industry.

This element of Proposal 3 would simplify each Fund's fundamental policies regarding concentration, but would not result in a material change. Appendix J shows each Fund's current fundamental policy

THE NEW FUNDAMENTAL POLICY ON CONCENTRATION FOR DAVIS VALUE PORTFOLIO WOULD BE:

Concentration:
The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry, except as allowed under applicable law, including the 1940 Act and published SEC staff interpretations.

Further Explanation of Concentration Policy:
The Fund may not invest 25% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

THE NEW FUNDAMENTAL POLICY ON CONCENTRATION FOR DAVIS FINANCIAL PORTFOLIO WOULD
BE:

Concentration:
Davis Financial Portfolio concentrates its investments in the financial services industry.

Further Explanation of Concentration Policy:
During normal market conditions, the Fund is required to invest 25% or more of its total assets in companies "principally engaged" in financial services. The Fund currently intends to invest 65% or more of its total assets in companies principally engaged in financial services during normal market conditions.

A company is "principally engaged" in financial services if it owns financial services related assets constituting at least 50% of the total value of its assets, or if at least 50% of its revenues are derived from its provision of financial services. Companies in the financial services industry include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

The Fund may not invest 25% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than issuers in the financial services industry or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

THE NEW FUNDAMENTAL POLICY ON CONCENTRATION FOR DAVIS REAL ESTATE PORTFOLIO WOULD BE:

Concentration:
Davis Real Estate Portfolio concentrates its investments in real estate securities.

Further Explanation of Concentration Policy:
During normal market conditions, the Fund is required to invest 25% or more of its total assets in real estate securities. The Fund currently intends to invest 65% or more of its total assets in real estate securities during normal market conditions.

Real estate securities are issued by companies that have at least 50% of the value of their assets, gross income, or net profits attributable to ownership, financing, construction, management or sale of real estate, or to products or services that are related to real estate or the real estate industry. Real estate companies include real estate investment trusts or other securitized real estate investments, brokers, developers, lenders and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies.

The Fund may not invest 25% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than real estate securities or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).


PROPOSAL 3C:
--------------------------------------------------------------------------------
PROPOSAL TO AMEND FUNDAMENTAL POLICIES
REGARDING SENIOR SECURITIES

Each of the Funds currently has a fundamental policy governing the issuance of senior securities. If this element of Proposal 3 is adopted each Fund would adopt the proposed uniform fundamental policy regarding senior securities, but this would not result in a material change in their fundamental policies. Appendix J shows each Fund's current fundamental policy.


THE NEW FUNDAMENTAL POLICY ON ISSUING SENIOR SECURITIES FOR EACH FUND WOULD BE:

Issuing Senior Securities: Except as permitted under applicable law, including the 1940 Act and published SEC staff positions, the Fund may not issue senior securities.

Further Explanation of Issuing Senior Securities:
The Fund may not issue senior securities nor sell short more than 5% of its total assets, except as provided by the 1940 Act and any rules, regulations or orders issued thereunder. This limitation does not apply to selling short against the box. The 1940 Act defines a "Senior Security" as any bond, debenture, note, or similar obligation constituting a security and evidencing indebtedness.


PROPOSAL 3D:
--------------------------------------------------------------------------------
PROPOSAL TO AMEND FUNDAMENTAL POLICIES REGARDING BORROWING

Each of the Funds currently has a fundamental policy regarding borrowing. If this element of Proposal 3 is adopted each Fund would adopt the proposed uniform fundamental policy regarding borrowing, but this would not result in a material change in their fundamental policies. Neither the current policy nor the proposed policy allows the Funds to purchase additional portfolio securities if borrowing exceeds 5% of total assets. This prevents the Funds from borrowing money for the purpose of leveraging their portfolios. Appendix J shows each Fund's current fundamental policy.


THE NEW FUNDAMENTAL POLICY ON BORROWING FOR EACH FUND WOULD BE:

Borrowing: The Fund may not borrow money, except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Borrowing Policy: The Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. The Fund may also borrow up to an additional 5% of its total assets from banks or others. The Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. The Fund may purchase securities on margin to the extent permitted by applicable law.


PROPOSAL 3E:
--------------------------------------------------------------------------------
PROPOSAL TO AMEND FUNDAMENTAL POLICIES REGARDING UNDERWRITING

Each of the Funds currently has a fundamental policy regarding underwriting. If this element of Proposal 3 is adopted each Fund would adopt the proposed uniform fundamental policy regarding underwriting, but this would not result in a material change in their fundamental policies. Appendix J shows each Fund's current fundamental policy.

THE NEW FUNDAMENTAL POLICY ON UNDERWRITING FOR EACH FUND WOULD BE:

Underwriting: The Fund may not underwrite securities of other issuers except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Underwriting Policy: The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.


PROPOSAL 3F:
--------------------------------------------------------------------------------
PROPOSAL TO AMEND FUNDAMENTAL POLICIES
REGARDING INVESTMENTS IN COMMODITIES AND REAL ESTATE

The 1940 Act requires every mutual fund to adopt a fundamental policy regarding investment in commodities and real estate. Each of the Funds' current fundamental policy restricting investments in commodities and real estate is more restrictive than required by the 1940 Act. In addition, the current fundamental policies deal explicitly with futures contracts and options, which is not required under the 1940 Act. Appendix J shows each Fund's current fundamental policies.

This element of Proposal 3 would adopt a new fundamental policy restricting investments in commodities and real estate, which provides more flexibility. The proposed fundamental policy will not prevent Davis Real Estate Portfolio (or the other Funds) from investing in securities issued by real estate companies. Investments in commodities, futures contracts and options can be volatile and are often leveraged. Direct investments in real estate (as opposed to investing in securities issued by real estate companies) can be illiquid. The Funds do not intend to change their investment strategies and invest in commodities, futures contracts, options, or directly in real estate as a result of a change in this policy. The Adviser believes that this more flexible fundamental policy restricting investments in commodities, futures contracts, options and real estate is in the best interests of the funds and their shareholders because it will allow the Funds, subject to approval by the Board of Directors, to adapt to future developments in investment practices and changes in the governing laws and regulations without the delay and cost of a shareholder meeting.

THE NEW FUNDAMENTAL POLICY FOR ALL FUNDS REGARDING INVESTMENTS IN COMMODITIES AND REAL ESTATE WOULD BE:

Investments in Commodities and Real Estate: The Fund may not purchase or sell commodities or real estate, except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Policy Restricting Investments in Commodities and Real
Estate: The Fund may purchase or sell financial futures contracts and related options and currency contracts and related options as described in its prospectus and Statement of Additional Information. The Fund may not purchase or sell real estate, except that the Fund may invest in securities that are directly or indirectly secured by real estate, or securities issued by issuers that invest in real estate.


PROPOSAL 3G:
--------------------------------------------------------------------------------
PROPOSAL TO AMEND FUNDAMENTAL POLICIES REGARDING MAKING LOANS

Each of the Funds currently has a fundamental policy regarding making loans. If this element of Proposal 3 is adopted each Fund would adopt the proposed uniform fundamental policy regarding making loans, but this would not result in a material change in their fundamental policies. Even though the Funds do not pursue current income as an investment objective, they may benefit from the incremental income earned from activities such as stock lending. This additional income may offset a portion of the Fund's operational expenses. Lending money or securities involves the risk that the borrower will not repay the loan when due. To manage this risk the Funds deal only with counter-parties they believe to be creditworthy and require that the counter-party deposit collateral with the Funds. Appendix J shows each Fund's current fundamental policy.


THE NEW FUNDAMENTAL POLICY FOR ALL FUNDS REGARDING MAKING LOANS WOULD BE:

Making Loans: The Fund may not make loans to other persons, except as allowed by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Lending Policy: The acquisition of investment securities or other investment instruments is not be deemed to be the making of a loan.

To generate income and offset expenses, the Fund may lend portfolio securities to broker-dealers and other financial institutions, which the Adviser believes to be creditworthy in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest-bearing cash equivalents. Gains or losses in the market value of a security lent will affect the Fund and its shareholders.

When the Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

PROPOSAL 4:
TO RATIFY THE SELECTION OF KPMG LLP AS
INDEPENDENT ACCOUNTANTS OF THE FUNDS

By a vote of the Independent Directors, the firm of KPMG LLP has been selected as independent accountants for each of the Funds to sign or certify any financial statements of each Fund required by any law or regulation to be certified by an independent accountant and filed with the SEC or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Directors is subject to the right of the Funds, by vote of a majority of their eligible votes at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. KPMG LLP has advised the Funds that to the best of its knowledge and belief, as of the record date, no KPMG LLP professional had any direct or material indirect ownership interest in the Funds inconsistent with the independence standards pertaining to accountants.

The independent accountants examine annual financial statements for the Funds and provide other audit and tax-related services. In recommending the selection of the Fund's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of KPMG LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.


LIST OF APPENDICES

Appendix A:   Definitions of Some Terms used in this Proxy

Appendix B:   Eligible Votes of Each Fund

Appendix C:   Shareholders owning over 5% of any Fund And Nominees owning over 1% of any Fund

Appendix D:   Audit Committee Charter

Appendix E:   Officers of Davis Variable Account Fund, Inc., the Adviser and
              the Sub-Adviser

Appendix F:   New Advisory Agreement

Appendix G:   New Sub-Advisory Agreement

Appendix H:   Other Investment Companies which Davis Selected Advisers serves as Investment Adviser

Appendix I:   Proposed Fundamental Policies

Appendix J:   Current Fundamental Policies for Each Fund

APPENDIX A:
--------------------------------------------------------------------------------
DEFINITIONS OF SOME TERMS USED IN THIS PROXY

1940 ACT: The Investment Company Act of 1940 and the rules and regulations thereunder.

ADVISER: Davis Selected Advisers, L.P.

BOARD OR BOARD OF DIRECTORS: The board of directors for Davis Variable Account Fund, Inc.

CORPORATION: Davis Variable Account Fund, Inc., is organized as a Maryland corporation.

DIRECTOR: A member of the Board of Directors.

ELIGIBLE VOTE: The Funds' shares are not offered directly to the public, but are sold exclusively to insurance companies as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the insurance companies. Legally, the insurance companies own the shares and will vote them. This Proxy is soliciting voting instructions from investors in the insurance companies' separate accounts. The holder of each full share of a Fund outstanding as of the close of business on the record date is entitled to one vote for each dollar of net asset value and each fractional share is entitled to a proportionate share of one vote upon each matter properly submitted to the meetings.

EXISTING ADVISORY AGREEMENT: The existing advisory agreement between the Adviser and Davis Variable Account Fund, Inc.

EXISTING SUB-ADVISORY AGREEMENT: The existing sub-advisory agreement between the Adviser and Davis Selected Advisers - NY, Inc. on behalf of Davis Variable Account Fund, Inc.

FUND: Any of the three authorized series of Davis Variable Account Fund, Inc.:
Davis Value Portfolio, Davis Financial Portfolio, and Davis Real Estate
Portfolio.

INDEPENDENT ACCOUNTANTS: KPMG LLP serves as independent accountants of the Davis Variable Account Funds, Inc.

INDEPENDENT DIRECTORS: Those directors who, under the 1940 Act, are not considered an "interested person" of Davis Variable Account Fund, Inc.

INVESTMENT POLICIES: The investment objectives, policies and restrictions described in Davis Variable Account Fund's prospectuses and Statement of Additional Information.

MEETING: Davis Variable Account Fund, Inc.'s Special Meeting of Shareholders and any adjournment(s) thereof.

NEW ADVISORY AGREEMENT: The proposed advisory agreement between the Adviser and Davis Variable Account Fund, Inc. All terms of the New Advisory Agreement are in substance identical to those of the Existing Advisory Agreement, no new fees are being proposed and no fees are being increased.

NEW SUB-ADVISORY AGREEMENT: The proposed sub-advisory agreement between the Adviser and Davis Selected Advisers-NY, Inc. on behalf of Davis Variable Account Fund, Inc. All terms of the New Sub-Advisory Agreements are in substance identical to those of the Existing Sub-Advisory Agreements, no new fees are being proposed and no fees are being increased.

NOMINEE: An individual nominated for election or re-election to the Board of Directors.

PROPOSAL: One of the four proposals described in the proxy statement.

PROXY STATEMENT: The proxy statement itself, not including supplemental material.

RECORD DATE: The date for determining which Davis Variable Account Fund shareholders are entitled to notice of and to vote at a meeting and any adjournment(s) thereof.

SEC: The Securities and Exchange Commission.

SHAREHOLDER: Each investor in an insurance separate account that owns shares of the Funds is referred to as a shareholder. Legally, the insurance companies themselves are the actual owners of the Funds' shares and this proxy is soliciting voting instructions.

STATEMENT OF ADDITIONAL INFORMATION: A legal document which supplements the prospectus and provides more detailed information about each of the Funds. You may obtain a copy without charge by calling the Davis Funds at 1-800-279-0279.

SUB-ADVISER: Davis Selected Advisers - NY, Inc.

VOTE: Shareholders are being asked to vote on four proposals. Legally, shareholders are submitting voting instructions to the insurance companies which own the Funds' shares in separate accounts. The insurance companies will their vote shares in accordance with shareholder instructions.

APPENDIX B:
--------------------------------------------
ELIGIBLE VOTES
AS OF SEPTEMBER 8, 2000

--------------------------------------------
FUND                                   TOTAL
--------------------------------------------

Davis Value Portfolio

--------------------------------------------

Davis Financial Portfolio

--------------------------------------------

Davis Real Estate Portfolio

--------------------------------------------

DAVIS VARIABLE ACCOUNT FUND, INC.

--------------------------------------------

APPENDIX C:
-------------------------------------------------------------------------------
LARGE NOMINEES AND SHAREHOLDERS

The following list sets forth each nominee who, as of September 8, 2000, owns more than 1% of the total outstanding shares of any of the Funds.

   NOMINEE NAME      FUND(S) IN WHICH OWNERSHIP IS >1%    % OF SHARES OUTSTANDING      NO. OF SHARES OWNED
-------------------------------------------------------------------------------------------------------------
JEREMY BIGGS                        Xx                              Xx                         xx

The following table sets forth the name and holdings of any persons known by the Funds to be a record owner of more than 5% of the outstanding shares of any of its Funds as of September 8, 2000. Other than as indicated below, the Funds are not aware of any shareholder that beneficially owns in excess of 25% of the Funds' total outstanding shares.

             SHAREHOLDERS OWNING MORE THAN 5% OF SHARES OF ANY FUND

NAME AND ADDRESS OF SHAREHOLDER                                              % OF SHARES          NUMBER OF
                                                                             OUTSTANDING        SHARES OWNED
-------------------------------------------------------------------------------------------------------------
DAVIS VALUE PORTFOLIO

John Doe, Address, City, State, Zip                                                    xx.xx%               Xx

DAVIS FINANCIAL PORTFOLIO

John Doe, Address, City, State, Zip                                                    xx.xx%               Xx

DAVIS REAL ESTATE PORTFOLIO

John Doe, Address, City, State, Zip                                                    xx.xx%               Xx

APPENDIX D:
-------------------------------------------------------------------------------
DAVIS VARIABLE ACCOUNT FUND, INC., AUDIT COMMITTEE CHARTER

as amended 12/07/99

1.   The Audit Committee shall be composed entirely of independent directors.

2.   The purposes of the Audit Committee are:

     (a) to oversee the Funds' accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

     (b) to oversee the quality and objectivity of the Funds' financial statements and the independent audit thereof; and

     (c) to act as a liaison between the Funds' independent auditors and the full Board of Directors.

     The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control and the auditor's responsibility to plan and carry out a proper audit.

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

     (a) to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence;

     (b) to meet with the Funds' independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

     (c) to consider the effect upon the Funds on any changes in accounting principles or practices proposed by management or the auditors;

     (d) to review the fees charged by the auditors for audit and non-audit services;

     (e) to investigate improprieties or suspected improprieties in fund operations;

     (f) to consider such other matters as the full Board shall request the Committee to review, including but not limited to, advisory, sub-advisory, and underwriting agreements, Rule 12b-1 distribution plans, custodian and shareholder servicing issues, regulatory matters and taxation issues; and

     (g) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

5. The Committee shall regularly meet with the Treasurer of the Funds and with internal auditors, if any, for the management company.

APPENDIX D:
-------------------------------------------------------------------------------
DAVIS VARIABLE ACCOUNT FUND, INC. AUDIT COMMITTEE CHARTER (CONT.)

6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

7. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.

APPENDIX E:
-------------------------------------------------------------------------------
OFFICERS OF DAVIS VARIABLE ACCOUNT FUND, INC., THE ADVISER AND THE SUB-ADVISER


                  OFFICERS OF DAVIS VARIABLE ACCOUNT FUND, INC.

              NAME                      BIRTHDATE                          POSITION
-----------------------------------------------------------------------------------------------------
CHRISTOPHER C. DAVIS(1)*              July 13, 1965       Chief Executive Officer, Davis  Variable

ANDREW DAVIS(2)*                      June 25, 1963       President, Davis Real Estate Portfolio

KENNETH C. EICH(3)*                  August 14, 1953      Vice President, Davis Variable Account

SHARRA L. REED(3)*                  September 25, 1966    Vice President, Treasurer and Assistant

THOMAS D. TAYS(3)*                    March 7, 1957       Vice President and Secretary,  Davis

   * These persons are also officers of the Adviser.

(1)  Davis Selected Advisers - NY, Inc., 609 Fifth Avenue, New York,
     New York 10017
(2)  Davis Selected Advisers-NY, Inc., 124 East Marcy Street, Santa Fe,
     New Mexico 87501
(3) Davis Selected Advisers, L.P., 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706

APPENDIX E:
-------------------------------------------------------------------------------
OFFICERS OF DAVIS VARIABLE ACCOUNT FUND, INC., THE ADVISER AND THE SUB-ADVISER (CONT.)



                             OFFICERS OF THE ADVISER

AS GENERAL PARTNER, DAVIS INVESTMENTS, LLC WILL MANAGE THE BUSINESS AFFAIRS OF THE ADVISER. THE DIRECTORS AND OFFICERS OF DAVIS INVESTMENTS, LLC, ARE:

                NAME                           BIRTHDATE                       POSITION
-----------------------------------------------------------------------------------------------------
CHRISTOPHER C. DAVIS(1)                      July 13, 1965         Chairman (Sole Member), Chief

SHELBY M.C. DAVIS(1)                         March 20, 1937        Founder and Senior Research

ANDREW DAVIS(2)                              June 25, 1963         President

KENNETH C. EICH(3)                          August 14, 1953        Chief Operating Officer

RUSSELL O. WIESE(1)                           May 18, 1966         Chief Marketing Officer

GARY P. TYC(3)                                May 27, 1956         Vice President, Chief Financial

SHARRA L. REED(3)                          September 25, 1966      Vice President

SANDRA E. DURAN(2)                            June 2, 1970         Vice President

THOMAS D. TAYS(3)                            March 7, 1957         Vice President, General Counsel


(1)  Davis Selected Advisers - NY, Inc., 609 Fifth Avenue, New York, New York
     10017
(2) Davis Selected Advisers -NY, Inc., 124 East Marcy Street, Santa Fe, New Mexico 87501
(4) Davis Selected Advisers, L.P., 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706

Shelby M.C. Davis is the father of Andrew A Davis and Christopher C. Davis.

APPENDIX E:
-------------------------------------------------------------------------------
OFFICERS OF DAVIS VARIABLE ACCOUNT FUND, INC., THE ADVISER AND THE SUB-ADVISER (CONT.)


                           OFFICERS OF THE SUB-ADVISER

THE SUB-ADVISER IS A WHOLLY OWNED SUBSIDIARY OF THE ADVISER ORGANIZED AS A DELAWARE CORPORATION. ITS OFFICERS AND DIRECTORS ARE:

               NAME                                     POSITION
-----------------------------------------------------------------------------------
CHRISTOPHER C. DAVIS(1)              Chairman (Director), Chief Executive Officer &
                                     President

ANDREW A. DAVIS(2)                   Director, Vice President

RUSSELL O. WIESE(1)                  Director, Vice President

KENNETH C. EICH(3)                   Vice President, Chief Operating Officer

GARY P. TYC(3)                       Vice President, Treasurer and Assistant
                                     Secretary

THOMAS D. TAYS(3)                    Vice President, General Counsel and Secretary


The principal occupation of each of the directors and officers is working for the Adviser and/or Sub-Adviser.

(1)  Davis Selected Advisers - NY, Inc., 609 Fifth Avenue, New York, New York
     10017
(2) Davis Selected Advisers - NY, Inc., 124 East Marcy Street, Santa Fe, New Mexico 87501

(3) Davis Selected Advisers, L.P., 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706

APPENDIX F:
-------------------------------------------------------------------------------
INVESTMENT ADVISORY AGREEMENT -DAVIS VARIABLE ACCOUNT FUND, INC.

                        DAVIS VARIABLE ACCOUNT FUND, INC.
                          INVESTMENT ADVISORY AGREEMENT
                                 JANUARY 1, 2001

Davis Selected Advisers, L.P.
2949 E. Elvira Road, Suite 101
Tucson, Arizona 85706

Dear Sirs:

         We herewith confirm our agreement with you as follows:

1. Acting as an Investment Company, Davis Selected Advisers, L.P. to Serve as Investment Adviser. We desire to employ the capital of Davis Variable Account Fund, Inc. (the "Company") by investing and reinvesting the same in securities of the type and in accordance with the limitations specified in the registration statement under the Securities Act of 1933 and the Investment Company Act of 1940 (the "1940 Act"), of which we enclose a copy, and in such manner and to such extent as may from time to time be approved by our Board of Directors. We desire to employ you to supervise and assist in the management of this business for us. You shall, for all purposes herein, be deemed an independent contractor, and shall, unless otherwise expressly provided for or authorized, have no authority to act for or to represent us.

2. Employees, Officers, Directors. In this connection it is understood that you will from time to time employ or associate with yourselves such person or persons as you may believe to be particularly fitted to assist you in the execution of this Agreement, it being understood that the compensation of such person or persons shall be paid by you and that no obligation may be incurred on our behalf in any such respect. This does not apply to such individuals as we may in due course elect as officers of our corporation, except that no officer, director, stockholder or employee of your firm shall receive compensation from us for acting as director, officer or employee of our corporation, and you agree to pay the compensation of all such persons. We understand that, during the continuance of this agreement, officers of your firm will, if elected, serve as directors of our corporation and as its principal officers.

3. Exclusive Authority, Information. You are to have complete and exclusive authority to develop and handle for us any business of the type above-mentioned which you may consider advantageous for us, subject to the direction and control of our officers and directors. You will furnish us with such statistical information with respect to the securities which we may hold or contemplate purchasing, as we may request. We wish to be kept in touch with important developments affecting our Company and shall expect you on your own initiative to furnish us from time to time with such information as you may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in our portfolio or the industries in which they are engaged. We shall also expect you of your own motion to advise us whenever, in your opinion, conditions are such as to make it desirable that a specific security be eliminated from our portfolio.

4. Exercise of Best Judgement, Limitation on Liability. We shall expect of you your best judgment in rendering these services to us, and we agree as an inducement to your undertaking the same that you shall not be liable hereunder for any mistake of judgment or in any other event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect or purport to protect you against any liability to us or to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

APPENDIX F:
-------------------------------------------------------------------------------
INVESTMENT ADVISORY AGREEMENTS,
DAVIS VARIABLE ACCOUNT FUND, INC. (CONT.)

5. Fee for Services. In consideration of such services, we shall pay you a monthly fee as of the last day of each month in each year based upon the average daily value of net assets during a month for which the monthly fee is calculated, as follows:

         a monthly rate of 1/12 of 0.75% of the value of average daily net assets during the month;

provided, however, that such fee for any period which shall not be a full monthly period shall be prorated according to the proportion which such period bears to the full month, and no payment of any fee shall be made before the commencement of the public offering of any common stock. For this purpose, the value of our net assets shall be computed in the same manner as the value of such net assets are computed in connection with the determination of the net asset value of our shares.

6. Clerical Services, Responsibility for Expenses. Except as otherwise provided below in this paragraph, you will attend to, or arrange for the performance, at your expense, of such clerical and accounting work related to the investment and reinvestment of our capital for us as we may specify. We shall, however, bear all costs and expenses of or attendant upon: (i) preparation of our federal, state and local tax returns; (ii) preparation of documents we must file with the Securities and Exchange Commission; (iii) determination of the status and payment of dividends; (iv) reconciling and reviewing output of our custodian bank, determining the adequacy of various accruals, approving our expenses, authorizing our bank to receive and disburse money and securities and verifications related thereto, and interfacing with our auditors; (v) verification of our security ledger and preparation and maintenance of other corporate books and records; (vi) brokerage commissions and other transaction expenses; (vii) stockholders' and Directors' meetings; (viii) corporate reports and proxy materials, including their preparation, printing and distribution;
(ix) fees of Directors not affiliated with you or any other firm acting as an investment adviser to us; (x) taxes and interest expenses; (xi) reports to government authorities including all expenses and costs relating to such reports and to state securities law compliance; (xii) custodian and transfer agent fees;
(xiii) association membership dues; (xiv) premiums on all insurance and bonds maintained for us or on our behalf; (xv) retention of the transfer agent and registrar for our shares and the disbursing agent for our stockholders, including costs and expenses attendant upon shareholder servicing, purchase, repurchase and redemption of our shares; (xvi) our counsel; and (xvii) our independent auditors. We may arrange for you to provide some or all of the services relating to items (i) to (xvi) above, and any other services not directly relating to investment and reinvestment of our capital, upon such terms and conditions, including compensation, as we may agree, and subject to the approval and review of our Board of Directors.

All of our expenses shall be paid by us except for those you specifically agree to assume under this Agreement.

7. Portfolio Transactions.
   ----------------------

         (a) Best Execution. You are authorized to place purchase and sale orders for our portfolio transactions with brokers and/or dealers which in your best judgment, are able to achieve "best execution" of such orders. "Best execution" shall mean prompt and reliable execution at the most favorable security price obtainable, taking into account research and other services available and the reasonableness of commission charges. Purchases and sales of securities not listed or traded on a securities exchange shall ordinarily be executed with primary market makers, acting as principal, except where, in your judgment, better prices and execution may otherwise be obtained.

         (b) Brokerage and Research. You are authorized to allocate brokerage and principal business to members of securities exchanges, brokers and dealers (such members, brokers and dealers being hereinafter referred to as "brokers") who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act") for us and/or other accounts, if any, for which you exercise investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and to cause us to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction if you determine in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or your overall responsibilities with respect to

APPENDIX F:
-------------------------------------------------------------------------------
INVESTMENT ADVISORY AGREEMENTS,
DAVIS VARIABLE ACCOUNT FUND, INC. (CONT.)

us and the other accounts, if any, as to which you exercise investment discretion. In reaching such determination, you will not be required to place or attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services.

         (c) Sales of Shares. Portfolio transactions may be allocated to any broker or dealer taking into account the sale by such broker or dealer of our shares. Any such allocation shall be made in accordance with the provisions of this agreement relating to obtaining "best execution."

8. Non-Exclusive Services, Use of Name. You may act as investment adviser for any other person, firm or corporation. We recognize that you have given us the right to use the name "Davis" in our corporate title. If for any reason you no longer act as our investment adviser, we shall remove the name "Davis" from our corporate title upon demand made by you.

9. Effective Date, Term, Termination. This Agreement shall become effective for an initial period of not more than two years from its effective date, and shall continue in full force and effect continuously thereafter, if its continuance is approved at least annually as required by the 1940 Act. The effective date of this Agreement shall be the date this Agreement has been approved as required by the 1940 Act. As of such effective date, this Agreement shall supersede all prior investment advisory agreements between the parties. This Agreement may be terminated at any time, without the payment of any penalty, by our Board of Directors or by vote of a majority of our outstanding voting securities (as defined in the 1940 Act) on 60 days' written notice to you, or by you on 60 days' written notice to us, and it shall be automatically terminated in the event of its assignment (as defined in said Act).

10. Series Offered by the Company. As of the date of this Agreement, the Company has three series of shares (the Davis Value Portfolio, Davis Financial Portfolio, and Davis Real Estate Portfolio) and this Agreement shall apply to those series. In the event that the Company shall create future series, this Agreement shall apply to and be effective as to each such series, provided (i) that as to any additional series there may be a different fee payable to you, and (ii) this Agreement, as amended to reflect any change in fees, is approved as required by the 1940 Act. The effective date of this Agreement as to each such series shall be the date that it is so approved or any later date as shall be agreed to by you and the Company.

If the foregoing is in accordance with your understanding, will you so kindly indicate by signing and returning to us the enclosed copy hereof.

                                            Very truly yours,

                                            DAVIS VARIABLE ACCOUNT FUND, INC.


                                            By: _______________________________

                                            Its: ______________________________

Accepted as of the day and year first above written.

DAVIS SELECTED ADVISERS, L.P.

By: DAVIS INVESTMENTS, LLC, General Partner

By: ___________________________________________

Its: ___________________________________________

APPENDIX G:
-------------------------------------------------------------------------------
SUB-ADVISORY AGREEMENT - DAVIS VARIABLE ACCOUNT FUND, INC

                        DAVIS VARIABLE ACCOUNT FUND, INC.
                             SUB-ADVISORY AGREEMENT

                                 JANUARY 1, 2001

Davis Selected Advisers - NY, Inc.
609 Fifth Ave.
New York, NY  10017


Re: Sub-Advisory Agreement for Davis Variable Account Fund, Inc.

This is to confirm that Davis Selected Advisers, L.P. (the "Adviser") is retaining Davis Selected Advisers - NY, Inc. ("DSA-NY") as investment sub-adviser for the portfolio of Davis Variable Account Fund, Inc. (the "Fund").

The terms and conditions of your retention are as follows:

1. Service as Sub-Adviser. DSA-NY shall act as an investment sub-adviser for the Fund and will provide such investment management and research services as the Adviser shall request subject to the general supervision of the Board of Directors of the Fund, Davis Selected Advisers, L.P. (the "Adviser"), and to any applicable provisions as are in effect from time to time of (a) the Articles of Incorporation and Bylaws of the Fund; (b) the prospectus, statement of additional information and other information set forth in the Fund's registration documents under the Securities Act of 1933 and the Investment Company Act of 1940 ("1940 Act"), including any supplements thereto; (c) the Investment Advisory Agreement between the Adviser and the Fund (the "Investment Advisory Agreement"), the Adviser's and the Fund's Code of Ethics; and (d) any additional policies or guidelines established by the Fund's Board of Directors or the Adviser. DSA-NY acknowledges receipt of copies of the above documents as in effect on the date of acceptance of this letter. The Adviser agrees that it will promptly deliver to DSA-NY any amendments, changes or additions of or to these documents.

2. Securities Transactions. DSA-NY agrees that all securities transactions will conform to (a) the stated objectives and policies of the Fund; (b) the brokerage policies set forth in the Investment Advisory Agreement (which are hereby incorporated by reference herein) and the registration documents; and (c) those investment and brokerage policies or guidelines directed by the Board of Directors of the Fund, any committee thereof and the Adviser.

3. Independent Contractor. DSA-NY shall be an independent contractor. Unless otherwise expressly provided or authorized hereunder, or by the Board of Directors of the Fund, DSA-NY shall have no authority to represent the Fund or the Adviser in any way or otherwise be an agent of the Adviser or the Fund, except with regard to the execution of securities transactions on behalf of the Fund with registered broker/dealers, including broker/dealers affiliated with the Adviser, provided such transactions comply with Rule 17e-1 of the 1940 Act.

4. Reports and Other Documentation. DSA-NY shall provide the Adviser with any reports, analyses or other documentation the Adviser requests including those related to placement of security transactions, its administrative

APPENDIX G:
-------------------------------------------------------------------------------
SUB-ADVISORY AGREEMENTS - DAVIS VARIABLE ACCOUNT FUND, INC. (CONT.)

responsibilities and its responsibility to monitor compliance with stated investment objectives, policies and limitations and the investment performance of the Fund. DSA-NY agrees, directly or through an agent, to provide daily information with respect to any portfolio transactions of the Fund to the Adviser. DSA-NY agrees to provide all documentation reasonably required by the Adviser to maintain the Fund's accounting records in accordance with the 1940 Act and the Investment Advisers Act of 1940 and the regulations issued thereunder, and to preserve copies of all documents and records related to asset transactions, positions and valuations related to the Fund in the manner and for the periods prescribed by such regulations. DSA-NY further agrees that all documents and records it maintains relating to the Fund are the property of the Fund, and will be surrendered to the Adviser or the Fund upon the request of either. DSA-NY agrees to provide information and to allow inspection of such documents and records at reasonable times by any authorized representative of the Adviser, the Fund's Board of Directors or any committee thereof, the Fund's independent public accountants or appropriate regulatory authorities. DSA-NY shall provide to the Adviser a copy of its Form ADV as filed with the SEC and as amended from time to time, and a written list of persons DSA-NY has authorized to give written and/or oral instructions to the Adviser and the Fund custodian.

5. Personnel Available. DSA-NY agrees to make its personnel who are engaged in activities on behalf of the Fund available at reasonable times for consultations with the Adviser's personnel and the Fund's Board of Directors or any committee thereof, including attendance at their meetings, wherever situated. In addition, personnel of DSA-NY, at the request of the Adviser, will attend other meetings to be scheduled at mutually convenient times and shall be reimbursed for its reasonable expenses in connection therewith.

6. Office Facilities, Equipment and Personnel. DSA-NY agrees to provide all office facilities, equipment and personnel for carrying out its duties hereunder at its own expense. In addition, DSA-NY shall, if requested by the Adviser or the Fund, employ at its own expense and subject to the prior written approval of the Adviser which approval shall not be unreasonably withheld (i) a public auditing firm, (ii) attorneys, and (iii) such other professional staff as in the sole discretion of the Adviser are necessary to assure the fulfillment of the terms and conditions of this agreement.

7. Non Exclusive Services. It is agreed that DSA-NY's services are not to be deemed exclusive, and DSA-NY shall be free to render similar services or other services to others provided that (i) its services hereunder are not impaired and are not in violation of federal or state securities laws, and (ii) that it shall not provide services to any registered investment company other than the Fund or other investment companies managed by the Adviser without the Adviser's prior express written permission.

8. Limitation of Liability, Expenses of Claims. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties hereunder, DSA-NY, its officers, directors and employees shall not be subject to liability for any act or omission in the cause of, or connected with, rendering service hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. In the event of any claim, arbitration, suit, or administrative proceedings in which DSA-NY or the Adviser is a party and in which it is finally determined that there is liability or wrongdoing by only one of us, the party liable or found to be the wrongdoer shall pay for all liability and expenses of such claim or proceeding including reasonable attorneys' fees. If it is determined that there is liability or wrongdoing by both or neither of us, then each shall pay their own liability and expenses. In the event of any settlement of any such claim, arbitration, suit or proceeding before final determination by a court or arbitrator(s), the liability and expenses shall be assumed as agreed between the parties, but if there is no agreement within thirty (30) days of such settlement, then the assumption of liability and expenses shall be settled by arbitration, in accordance with the then applicable rules of the American Arbitration Association. Judgment upon the award rendered by the arbitrator shall be final and binding and may be entered in any court having jurisdiction. The parties shall pay for their own costs and expenses with respect to any such arbitration and may be included in the arbitrator's award.

APPENDIX G:
-------------------------------------------------------------------------------
SUB-ADVISORY AGREEMENTS - DAVIS VARIABLE ACCOUNT FUND, INC. (CONT.)


9. Compliance With Law, Code of Ethics. As investment sub-adviser, DSA-NY understands that it will be responsible for complying with all provisions of applicable law, including the 1940 Act, the Investment Advisers Act of 1940, and the Insider Trading and Securities Fraud Enforcement Act of 1988, and all rules and regulations thereunder. DSA-NY agrees to adopt and comply with the "Code of Ethics of and for Davis Selected Advisers, L.P. and the Companies For Which It Acts As Investment Adviser" as in effect from time to time and to keep in effect a policy and supervisory procedures designed to prevent insider trading.

10. Payment for Services, Payment of Expenses. The parties acknowledge that DSA-NY is controlled by or under common control with the Adviser. The Adviser shall pay DSA-NY all reasonable direct and indirect costs associated with the maintenance of an office and the performance of the terms of this Agreement. The Adviser shall also reimburse expenses expressly approved for reimbursement by the Adviser. Payment for DSA-NY's services and reimbursement of expenses approved by the Adviser shall be made monthly, in arrears, by the 15th day of the following month.

11. Term of Agreement, Effective Date. This Agreement shall become effective for an initial period of not more than two years from its effective date, and shall continue in full force and effect continuously thereafter, if its continuance is approved at least annually as required by the 1940 Act; provided, however, that if the continuation of this Agreement is not approved, DSA-NY may continue to serve in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

The effective date of this Agreement shall be the date this Agreement has been approved as required by the 1940 Act.

12. Termination of Agreement, No Assignment. This Agreement shall automatically terminate immediately in the event of its assignment (except as otherwise permitted by the 1940 Act or rules thereunder), or in the event of the termination of the Investment Advisory Agreement. This Agreement may be terminated without payment of any penalty at any time (a) upon sixty (60) days' written notice to DSA-NY by the Adviser or upon such sixty (60) days' written notice to DSA-NY by the Fund pursuant to action by its Board of Directors or by the vote of a majority of the outstanding voting securities of the Fund, or (b) upon 60 or more days' written notice by DSA-NY to the Adviser. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth in the 1940 Act and the rules and regulations thereunder. Termination of this Agreement shall not affect DSA-NY's right to receive payments on any unpaid balance of the compensation earned and reimbursable expenses incurred prior to such termination. Upon receipt of notification of termination as provided above, DSA-NY shall immediately cease all activities in connection with the Fund except as otherwise directed by the Adviser.

13. Use of "Davis" Name. DSA-NY agrees that it shall abide by the terms of the agreement of the Adviser with the Fund as to the names of the Fund and the Adviser and shall not use the name of the Adviser or the Fund without the prior written consent of the Adviser or the Fund.

14. Independent Provisions. If any provisions of this Agreement shall be held or made invalid by a court decision, statute or rule or otherwise, the remainder shall not be thereby affected.

15. Applicable State Law. The Agreement shall be construed according to the laws of the State of New Mexico. It may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

APPENDIX G:
-------------------------------------------------------------------------------
SUB-ADVISORY AGREEMENTS - DAVIS VARIABLE ACCOUNT FUND, INC. (CONT.)


If the foregoing terms and conditions are acceptable to you, please so acknowledge in the space provided. Upon your acceptance, the retention and the mutual obligations in respect thereto shall be effective as provided herein.

Sincerely,

Davis Selected Advisers, L.P.                  Accepted and Approved this 1st day of January, 2001
By Davis Investments, LLC                              Davis Selected Advisers - NY, Inc.
     General Partner

By:                                               By:
   -----------------------------------------         -----------------------------------------

Its:                                              Its:
    ----------------------------------------         -----------------------------------------

APPENDIX H:
-------------------------------------------------------------------------------
INVESTMENT COMPANIES WITH INVESTMENT OBJECTIVES SIMILAR TO DAVIS VARIABLE ACCOUNT FUND, INC., FOR WHICH DAVIS SELECTED ADVISERS, L.P., SERVES AS INVESTMENT ADVISER


               FUND                            FEES AS AN ANNUAL % OF NET ASSETS           NET ASSETS*
-------------------------------------------------------------------------------------------------------------
LARGE CAP EQUITY FUNDS
     Davis New York Venture Fund           Xx%                                        $xx
     Selected American Shares              Xx%                                        $xx

FINANCIAL SECTOR FUND
     Davis Financial Fund                  Xx%                                        $xx

REAL ESTATE SECTOR FUND
     Davis Real Estate Fund                Xx%                                        Xx%

APPENDIX I:
-------------------------------------------------------------------------------
DAVIS VARIABLE ACCOUNT FUND, INC.
PROPOSED UNIFORM FUNDAMENTAL INVESTMENT POLICIES

Each Fund operates in accordance with the investment objectives, policies and restrictions described in its prospectus and Statement of Additional Information.

Each Fund which approves all elements of Proposal 3 will adopt the fundamental investment policies set forth below, which may not be changed without a shareholder vote. Where necessary, an explanation beneath a fundamental policy describes the Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund's practices may change accordingly without a shareholder vote.

Unless otherwise stated: (1) all percentage restrictions apply as of the time of an investment without regard to any later fluctuations in the value of portfolio securities or other assets; and (2) all references to the assets of the Fund are in terms of current market value.

A.       DIVERSIFICATION

THE NEW FUNDAMENTAL POLICY ON DIVERSIFICATION FOR DAVIS VALUE PORTFOLIO AND DAVIS FINANCIAL PORTFOLIO:

Diversification:
---------------
The Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

Further Explanation of Diversification Policy:
---------------------------------------------
To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the United States ("U.S.") government or its agencies or instrumentalities.

THE NEW FUNDAMENTAL POLICY ON DIVERSIFICATION FOR DAVIS REAL ESTATE PORTFOLIO WOULD BE:

Diversification:
---------------
The Fund is not required to diversify its investments.

Further Explanation of Diversification Policy:
---------------------------------------------

APPENDIX I:
-------------------------------------------------------------------------------
DAVIS VARIABLE ACCOUNT FUND, INC.
PROPOSED UNIFORM FUNDAMENTAL INVESTMENT POLICIES (CONT.)

The Fund intends to remain classified as a regulated investment company under the Internal Revenue Code. This requires the Fund to conform to the following: at the end of each quarter of the taxable year, at least 50% of the value of the Fund's total assets must be represented by: cash and cash items; U.S. government securities; securities of other regulated investment companies and "other securities". For this purpose, "other securities" does not include investments in the securities of any one issuer that represent more than 5% of the value of the Fund's total assets or more than 10% of the issuer's outstanding voting securities.

B.       CONCENTRATION

THE NEW FUNDAMENTAL POLICY ON CONCENTRATION FOR DAVIS VALUE PORTFOLIO WOULD BE:

Concentration:
The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry, except as allowed under applicable law, including the 1940 Act and published SEC staff interpretations.

Further Explanation of Concentration Policy:
The Fund may not invest 25% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

THE NEW FUNDAMENTAL POLICY ON CONCENTRATION FOR DAVIS FINANCIAL PORTFOLIO WOULD BE:

Concentration:
Davis Financial Portfolio concentrates its investments in the financial services industry.

Further Explanation of Concentration Policy:
During normal market conditions, the Fund is required to invest 25% or more of its total assets in companies "principally engaged" in financial services. The Fund currently intends to invest 65% or more of its total assets in companies principally engaged in financial services during normal market conditions.

A company is "principally engaged" in financial services if it owns financial services related assets constituting at least 50% of the total value of its assets, or if at least 50% of its revenues are derived from its provision of financial services. Companies in the financial services industry include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment

APPENDIX I:
-------------------------------------------------------------------------------
DAVIS VARIABLE ACCOUNT FUND, INC.
PROPOSED UNIFORM FUNDAMENTAL INVESTMENT POLICIES (CONT.)

banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

The Fund may not invest 25% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than issuers in the financial services industry or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

THE NEW FUNDAMENTAL POLICY ON CONCENTRATION FOR DAVIS REAL ESTATE PORTFOLIO WOULD BE:

Concentration:
Davis Real Estate Portfolio concentrates its investments in real estate securities.

Further Explanation of Concentration Policy:
During normal market conditions, the Fund is required to invest 25% or more of its total assets in real estate securities. The Fund currently intends to invest 65% or more of its total assets in real estate securities during normal market conditions.

Real estate securities are issued by companies that have at least 50% of the value of their assets, gross income, or net profits attributable to ownership, financing, construction, management or sale of real estate, or to products or services that are related to real estate or the real estate industry. Real estate companies include real estate investment trusts or other securitized real estate investments, brokers, developers, lenders and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies.

The Fund may not invest 25% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than real estate securities or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

C.       SENIOR SECURITIES

THE NEW FUNDAMENTAL POLICY ON ISSUING SENIOR SECURITIES FOR EACH FUND WOULD BE:

Issuing Senior Securities: Except as permitted under applicable law, including the 1940 Act and published SEC staff positions, the Fund may not issue senior securities.

Further Explanation of Issuing Senior Securities:
The Fund may not issue senior securities nor sell short more than 5% of its total assets, except as provided by the 1940 Act and any rules, regulations or orders issued thereunder. This limitation does not apply to selling short against the box. The 1940 Act defines a

APPENDIX I:
-------------------------------------------------------------------------------
DAVIS VARIABLE ACCOUNT FUND, INC.
PROPOSED UNIFORM FUNDAMENTAL INVESTMENT POLICIES (CONT.)

"Senior Security" as any bond, debenture, note, or similar obligation constituting a security and evidencing indebtedness.

D.       BORROWING

THE NEW FUNDAMENTAL POLICY ON BORROWING FOR EACH FUND WOULD BE:

Borrowing: The Fund may not borrow money, except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Borrowing Policy: The Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. The Fund may also borrow up to an additional 5% of its total assets from banks or others. The Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. The Fund may purchase securities on margin to the extent permitted by applicable law.

E.       UNDERWRITING

THE NEW FUNDAMENTAL POLICY ON UNDERWRITING FOR EACH FUND WOULD BE:

Underwriting: The Fund may not underwrite securities of other issuers except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Borrowing Policy: The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

F.       COMMODITIES AND REAL ESTATE

THE NEW FUNDAMENTAL POLICY FOR EACH FUND REGARDING INVESTMENTS IN COMMODITIES AND REAL ESTATE WOULD BE:

Investments in Commodities and Real Estate: The Fund may not purchase or sell commodities or real estate, except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

APPENDIX I:
-------------------------------------------------------------------------------
DAVIS VARIABLE ACCOUNT FUND, INC.
PROPOSED UNIFORM FUNDAMENTAL INVESTMENT POLICIES (CONT.)


Further Explanation of Policy Restricting Investments in Commodities and Real
Estate: The Fund may purchase or sell financial futures contracts and related options and currency contracts and related options as described in its prospectus and Statement of Additional Information. The Fund may not purchase or sell real estate, except that the Fund may invest in securities that are directly or indirectly secured by real estate, or securities issued by issuers that invest in real estate.

G.       LOANS

THE NEW FUNDAMENTAL POLICY FOR EACH FUND REGARDING MAKING LOANS WOULD BE:

Making Loans: The Fund may not make loans to other persons, except as allowed by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Lending Policy: The acquisition of investment securities or other investment instruments is not deemed to be the making of a loan.

To generate income and offset expenses, the Fund may lend portfolio securities to broker-dealers and other financial institutions which the Adviser believes to be creditworthy in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest-bearing cash equivalents. Gains or losses in the market value of a security lent will affect the Fund and its shareholders.

When the Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

APPENDIX J:
-------------------------------------------------------------------------------
CURRENT FUNDAMENTAL INVESTMENT POLICIES

DAVIS VALUE PORTFOLIO, DAVIS FINANCIAL PORTFOLIO,
AND DAVIS REAL ESTATE PORTFOLIO

1. SENIOR SECURITIES. The Fund may not issue senior securities nor sell short more than 5% of its total assets. This limitation does not apply to selling short against the box.

2. BORROWING AND LEVERAGE. The Fund may borrow money from any source for temporary purposes in an amount not exceeding 5% of total assets. The Fund may borrow money from banks as a temporary measure in amounts not exceeding 33 1/3% of the amount of its total assets (reduced by the amount of all liabilities and indebtedness other than such borrowing) when deemed desirable or appropriate to effect redemptions. The Fund will not purchase portfolio securities on margin and will not purchase additional portfolio securities while borrowings exceed 5% of the total assets of the Fund.

3. UNDERWRITING. The Fund will not engage in the underwriting of securities; however, the Fund may technically be considered an "underwriter" if it sells restricted securities.

4. CONCENTRATION. Davis Value Portfolio does not concentrate its investments in any one industry and may not buy the securities of companies in any one industry if 25% or more of the value of the Fund's total assets would then be invested in companies in that industry. (U.S. Government Securities are not included in this limitation.)

5. Davis Financial Portfolio concentrates its investments in the financial services industry. Davis Real Estate Portfolio concentrates its investments in the real estate industry.

6. COMMODITIES, FUTURES CONTRACTS, AND OPTIONS. The Fund may not purchase or sell commodities, futures contracts, forward contracts, options, and other derivative investments except for the sole purpose of hedging the portfolio against market, currency, interest rate, and other risks. Hedging transactions include, but are not limited to, writing covered calls, purchasing protective puts, selling futures to hedge existing positions, and buying futures in anticipation of purchasing the underlying securities. This prohibition does not limit the Fund's ability to purchase warrants, or adjustable rate debt obligations.

7. REAL ESTATE. The Fund may not purchase real estate or real estate mortgages as such, but may purchase the liquid securities of companies, including real estate investment trusts, holding real estate or interests (including mortgage interests) therein.

8. LENDING. The Fund may not lend money, except that it may buy debt securities customarily acquired by institutional investors. These debt securities may comprise all or a portion of an issue of "restricted" debt securities. The Fund may also buy debt securities which have been sold to the public and may enter into repurchase agreements. The Fund may lend its portfolio securities subject to having 100% collateral in cash, U.S. Government Securities, or other liquid securities. The Fund will not lend securities if such a loan would cause more than 33 1/3% of the total value of its assets (including collateral received) to then be subject to such loans.

FORM OF PROXY CARD
EACH FUND WILL HAVE A UNIQUE PROXY CARD
ALLOWING VOTING ON INDIVIDUAL PROPOSALS

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                              BOARD OF DIRECTORS OF
                              DAVIS VALUE PORTFOLIO
                             an authorized series of
                        DAVIS VARIABLE ACCOUNT FUND, INC.


The undersigned, revoking previous proxies for such shares, hereby appoints Kenneth Eich, Sharra Reed, and Thomas Tays, or any of them, attorneys of the undersigned with full power of substitution, to vote all shares of the above-referenced fund (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on December 1, 2000 at 3480 East Britannia Drive, Tucson, Arizona 85706 on, commencing at 11:00 a.m. Pacific Time, and at any and all adjournment(s) thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

If properly executed and returned, the shares presented by this proxy will be voted as specified by the undersigned. As to any other matter, the shares will be voted by said attorneys in accordance with their judgment.

You may also vote your shares by touch-tone phone by calling 1-800-xxx-xxxx or through the Internet at www.proxyvote.com

DO NOT MAIL THIS PROXY CARD IF YOU ARE VOTING BY INTERNET OR TELEPHONE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

The Board of Directors recommends a vote FOR the election of Directors and all other proposals. IF NO SPECIFICATION IS MADE, YOUR SHARES WILL BE VOTED FOR THE ELECTION OF ALL DIRECTORS AND ALL OTHER PROPOSALS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PROPOSAL 1: VOTE ON DIRECTORS

Nominees for the Board of Directors:
01) Wesley E. Bass, 02) Jeremy H. Biggs, Jr., 03) Marc P. Blum, 04) Andrew A. Davis,
 05) Christopher C. Davis, 06) Jerry D. Geist, 07) D. James Guzy, 08) G. Bernard Hamilton,
09) Laurence W. Levine, 10) Christian R. Sonne, and 11) Marsha Williams

To Withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

FOR     WITHHOLD   FOR ALL
ALL       ALL       EXCEPT

[ ]       [ ]        [ ]________________________________________________________


PROPOSAL 2: TO APPROVE ADVISORY AND SUB-ADVISORY AGREEMENTS

ADVISORY AGREEMENT WITH DAVIS SELECTED ADVISERS, L.P.

For      Against  Abstain
[ ]        [ ]      [ ]

SUB-ADVISORY AGREEMENT WITH DAVIS SELECTED ADVISERS - NY, INC.

For      Against   Abstain
[ ]       [ ]     [ ]


PROPOSAL 3 TO CONSIDER AMENDING FUNDAMENTAL INVESTMENT POLICIES.

 To vote for all applicable elements of Proposal 3.

For      Against   Abstain
[ ]       [ ]     [ ]

STOP HERE UNLESS YOU WOULD LIKE TO VOTE ON EACH APPLICABLE ELEMENT OF PROPOSAL 3

(A)      Diversification

For      Against   Abstain
[ ]       [ ]     [ ]


(B)      Concentration

For      Against   Abstain
[ ]       [ ]     [ ]


(C)      Senior Securities

For      Against   Abstain
[ ]       [ ]     [ ]


(D)      Borrowing

For      Against   Abstain
[ ]       [ ]     [ ]


(E)      Underwriting

For      Against   Abstain
[ ]       [ ]     [ ]


(F)      Commodities and Real Estate

For      Against   Abstain
[ ]       [ ]     [ ]


(G)      Making Loans

For      Against   Abstain
[ ]       [ ]     [ ]

PROPOSAL 4: TO RATIFY THE SELECTION OF KPMG LLP, AS INDEPENDENT ACCOUNTANTS

For      Against  Abstain
[ ]      [ ]      [ ]


PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEARS. IF SIGNING IS BY ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE NAME APPEARS, ALL MUST SIGN.

__________________________________  ____      ________________________  ____
Signature [PLEASE SIGN WITHIN BOX]  Date      Signature (Joint Owners)  Date

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                              BOARD OF DIRECTORS OF
                            DAVIS FINANCIAL PORTFOLIO
                             an authorized series of
                        DAVIS VARIABLE ACCOUNT FUND, INC.

The undersigned, revoking previous proxies for such shares, hereby appoints Kenneth Eich, Sharra Reed, and Thomas Tays, or any of them, attorneys of the undersigned with full power of substitution, to vote all shares of the above-referenced fund (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on December 1, 2000 at 3480 East Britannia Drive, Tucson, Arizona 85706 on, commencing at 11:00 a.m. Pacific Time, and at any and all adjournment(s) thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

If properly executed and returned, the shares presented by this proxy will be voted as specified by the undersigned. As to any other matter, the shares will be voted by said attorneys in accordance with their judgment.

You may also vote your shares by touch-tone phone by calling 1-800-xxx-xxxx or through the Internet at www.proxyvote.com

DO NOT MAIL THIS PROXY CARD IF YOU ARE VOTING BY INTERNET OR TELEPHONE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

The Board of Directors recommends a vote FOR the election of Directors and all other proposals. IF NO SPECIFICATION IS MADE, YOUR SHARES WILL BE VOTED FOR THE ELECTION OF ALL DIRECTORS AND ALL OTHER PROPOSALS.

THE BOARD OF DIRECTORS  RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PROPOSAL 1: VOTE ON DIRECTORS

Nominees for the Board of Directors:
02) Wesley E. Bass, 02) Jeremy H. Biggs, Jr., 03) Marc P. Blum, 04) Andrew A. Davis,
05) Christopher C. Davis, 06) Jerry D. Geist, 07) D. James Guzy, 08) G. Bernard Hamilton,
09) Laurence W. Levine, 10) Christian R. Sonne, and 11) Marsha Williams

To Withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

FOR      WITHHOLD      FOR ALL
ALL        ALL          EXCEPT

[ ]       [ ]            [ ]_______________________________________


PROPOSAL 2: TO APPROVE ADVISORY AND SUB-ADVISORY AGREEMENTS

ADVISORY AGREEMENT WITH DAVIS SELECTED ADVISERS, L.P.

For      Against   Abstain
[ ]       [ ]     [ ]

SUB-ADVISORY AGREEMENT WITH DAVIS SELECTED ADVISERS - NY, INC.

For      Against   Abstain
[ ]       [ ]     [ ]


PROPOSAL 3 TO CONSIDER AMENDING FUNDAMENTAL INVESTMENT POLICIES.

 To vote for all applicable elements of Proposal 3.

For      Against   Abstain
[ ]       [ ]     [ ]

STOP HERE UNLESS YOU WOULD LIKE TO VOTE ON EACH APPLICABLE ELEMENT OF PROPOSAL 3

(A)      Diversification

For      Against   Abstain
[ ]       [ ]     [ ]


(B)      Concentration

For      Against   Abstain
[ ]       [ ]     [ ]


(C)      Senior Securities

For      Against   Abstain
[ ]       [ ]     [ ]


(D)      Borrowing

For      Against   Abstain
[ ]       [ ]     [ ]


(E)      Underwriting

For      Against   Abstain
[ ]       [ ]     [ ]


(F)      Commodities and Real Estate

For      Against   Abstain
[ ]       [ ]     [ ]


(G)      Making Loans

For      Against   Abstain
[ ]       [ ]     [ ]

PROPOSAL 4: TO RATIFY THE SELECTION OF KPMG LLP, AS INDEPENDENT ACCOUNTANTS

For      Against   Abstain
[ ]       [ ]     [ ]


PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEARS. IF SIGNING IS BY ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE NAME APPEARS, ALL MUST SIGN.


__________________________________  ____    ________________________  ____
Signature [PLEASE SIGN WITHIN BOX]  Date    Signature (Joint Owners)  Date

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                              BOARD OF DIRECTORS OF
                           DAVIS REAL ESTATE PORTFOLIO
                             an authorized series of
                        DAVIS VARIABLE ACCOUNT FUND, INC.

The undersigned, revoking previous proxies for such shares, hereby appoints Kenneth Eich, Sharra Reed, and Thomas Tays, or any of them, attorneys of the undersigned with full power of substitution, to vote all shares of the above-referenced fund (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on December 1, 2000 at 3480 East Britannia Drive, Tucson, Arizona 85706 on, commencing at 11:00 a.m. Pacific Time, and at any and all adjournment(s) thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

If properly executed and returned, the shares presented by this proxy will be voted as specified by the undersigned. As to any other matter, the shares will be voted by said attorneys in accordance with their judgment.

You may also vote your shares by touch-tone phone by calling 1-800-xxx-xxxx or through the Internet at www.proxyvote.com

DO NOT MAIL THIS PROXY CARD IF YOU ARE VOTING BY INTERNET OR TELEPHONE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

The Board of Directors recommends a vote FOR the election of Directors and all other proposals. IF NO SPECIFICATION IS MADE, YOUR SHARES WILL BE VOTED FOR THE ELECTION OF ALL DIRECTORS AND ALL OTHER PROPOSALS.

THE BOARD OF DIRECTORS  RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PROPOSAL 1: VOTE ON DIRECTORS

Nominees for the Board of Directors:
03) Wesley E. Bass, 02) Jeremy H. Biggs, Jr., 03) Marc P. Blum, 04) Andrew A. Davis,
05) Christopher C. Davis, 06) Jerry D. Geist, 07) D. James Guzy, 08) G. Bernard Hamilton,
09) Laurence W. Levine, 10) Christian R. Sonne, and 11) Marsha Williams

To Withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

FOR      WITHHOLD     FOR ALL
ALL        ALL        EXCEPT

[ ]       [ ]          [ ]_____________________________


PROPOSAL 2: TO APPROVE ADVISORY AND SUB-ADVISORY AGREEMENTS

ADVISORY AGREEMENT WITH DAVIS SELECTED ADVISERS, L.P.

For      Against  Abstain
[ ]      [ ]      [ ]

SUB-ADVISORY AGREEMENT WITH DAVIS SELECTED ADVISERS - NY, INC.

For      Against  Abstain
[ ]      [ ]      [ ]


PROPOSAL 3 TO CONSIDER AMENDING FUNDAMENTAL INVESTMENT POLICIES.

 To vote for all applicable elements of Proposal 3.

For      Against  Abstain
[ ]      [ ]      [ ]

STOP HERE UNLESS YOU WOULD LIKE TO VOTE ON EACH APPLICABLE ELEMENT OF PROPOSAL 3

(A)      Diversification

For      Against  Abstain
[ ]      [ ]      [ ]


(B)      Concentration

For      Against  Abstain
[ ]      [ ]      [ ]

(C)      Senior Securities

For      Against  Abstain
[ ]      [ ]      [ ]


(D)      Borrowing

For      Against  Abstain
[ ]      [ ]      [ ]


(E)      Underwriting

For      Against  Abstain
[ ]      [ ]      [ ]


(F)      Commodities and Real Estate

For      Against  Abstain
[ ]      [ ]      [ ]


(G)      Making Loans

For      Against  Abstain
[ ]      [ ]      [ ]

PROPOSAL 4: TO RATIFY THE SELECTION OF KPMG LLP, AS INDEPENDENT ACCOUNTANTS

For      Against  Abstain
[ ]      [ ]      [ ]


PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEARS. IF SIGNING IS BY ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE NAME APPEARS, ALL MUST SIGN.

__________________________________ ____     ________________________  ____
Signature [PLEASE SIGN WITHIN BOX] Date     Signature (Joint Owners)  Date